                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12

                                 Albertsons Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                       [LOGO] ALBERTSONS










  ------------------------------

     NOTICE OF 2003

     ANNUAL MEETING

          AND

     PROXY STATEMENT

All persons attending the annual meeting must present an admission card and picture identification. Please follow the advance registration instructions on the back cover of this proxy statement to obtain an admission card.


                                      -----

                                                               [LOGO] ALBERTSONS

Albertsons
250 Parkcenter Boulevard
P.O. Box 20
Boise, Idaho 83726

                                                                     May 5, 2003

Dear Fellow Shareholder:

It is our pleasure to invite you to attend the 2003 Annual Meeting of Shareholders. The meeting is scheduled for 9:00 a.m. (Mountain Daylight Time) Friday, June 6, 2003, in the Pavilion at the Eldorado Hotel, 309 West San Francisco Street, Santa Fe, New Mexico.

This year you are being asked to:

     o    Elect directors;

     o Ratify the appointment of independent auditors for the fiscal year that ends January 29, 2004;

     o    Approve the Long-term Incentive Plan; and

     o Consider three shareholder proposals that may be presented at the meeting.

You will find further information about these items and our Company in the following pages. We are including:

     o    Information about the nominees for election to the Board of Directors,

     o    Information about the auditors we have appointed,

     o    Information about the Long-term Incentive Plan, and

     o Information about the three shareholder proposals -- and why your Board of Directors opposes each of them.

If you plan to attend the meeting, please follow the advance registration instructions on the back of this proxy statement. An admission card, which is required for admission to the meeting, will be mailed to you prior to the meeting.

It is important that your shares be represented. We urge you to vote, even if you cannot attend the meeting.

                                           Very truly yours,

                                           /s/ Larry Johnston

                                           Larry Johnston
                                           Chairman of the Board
                                           and Chief Executive Officer

                                      -----
                                        3

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            PAGE
--------------------------------------------------------------------------------
Notice of the Annual Meeting of Shareholders                                  5
--------------------------------------------------------------------------------
Proxy Statement                                                               6
--------------------------------------------------------------------------------
   Appointment of Proxy Holders                                               6
--------------------------------------------------------------------------------
   Voting Methods                                                             6
--------------------------------------------------------------------------------
   Householding and Electronic Receipt                                        8
--------------------------------------------------------------------------------
   Voting Securities and Principal Holders Thereof                           10
--------------------------------------------------------------------------------
      Shares Beneficially Owned as of March 28, 2003                         10
--------------------------------------------------------------------------------
Board of Directors                                                           12
--------------------------------------------------------------------------------
   General                                                                   12
--------------------------------------------------------------------------------
   Corporate Governance                                                      13
--------------------------------------------------------------------------------
Election of Directors (Proposal 1)                                           14
--------------------------------------------------------------------------------
   Nominees for Election as Class II Directors                               14
--------------------------------------------------------------------------------
   Continuing Class III Directors                                            16
--------------------------------------------------------------------------------
   Continuing Class I Directors                                              17
--------------------------------------------------------------------------------
   Certain Transactions                                                      18
--------------------------------------------------------------------------------
   Committees and Meetings of the Board of Directors                         20
--------------------------------------------------------------------------------
   Compensation of Directors                                                 21
--------------------------------------------------------------------------------
Compensation of Executive Officers                                           22
--------------------------------------------------------------------------------
   Summary Compensation Table                                                22
--------------------------------------------------------------------------------
   Option Grants in Last Fiscal Year                                         23
--------------------------------------------------------------------------------
   Aggregated Option Exercises in Last Fiscal Year and
      Fiscal Year-End Option Values                                          24
--------------------------------------------------------------------------------
   Equity Compensation Plan Information                                      24
--------------------------------------------------------------------------------
   Employment and Change in Control Agreements                               25
--------------------------------------------------------------------------------
   Retirement Benefits                                                       28
--------------------------------------------------------------------------------
   Management Development/Compensation Committee Report                      28
--------------------------------------------------------------------------------
Performance Graph                                                            32
--------------------------------------------------------------------------------
Audit/Finance Committee Report                                               33
--------------------------------------------------------------------------------
Ratification of Appointment of Independent Auditors (Proposal 2)             35
--------------------------------------------------------------------------------
Approval of the Long-term Incentive Plan (Proposal 3)                        37
--------------------------------------------------------------------------------
Shareholder Proposal (Proposal 4)                                            39
--------------------------------------------------------------------------------
   Board of Directors' Statement in Opposition                               40
--------------------------------------------------------------------------------
Shareholder Proposal (Proposal 5)                                            41
--------------------------------------------------------------------------------
   Board of Directors' Statement in Opposition                               42
--------------------------------------------------------------------------------
Shareholder Proposal (Proposal 6)                                            44
--------------------------------------------------------------------------------
   Board of Directors' Statement in Opposition                               45
--------------------------------------------------------------------------------
Other Matters                                                                46
--------------------------------------------------------------------------------
Deadline for Receipt of Shareholders' Proposals                              47
--------------------------------------------------------------------------------
Attachment A -- Albertsons Long-term Incentive Plan                         A-1
--------------------------------------------------------------------------------
Advance Registration                                                 Back Cover
--------------------------------------------------------------------------------

                                      -----

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TIME:  9:00 a.m. Mountain Daylight Time
DATE:  Friday, June 6, 2003
PLACE: Pavilion
       Eldorado Hotel
       309 West San Francisco Street
       Santa Fe, New Mexico

AGENDA:

     o    To elect five directors,

     o    To ratify the Board of Directors' appointment of independent auditors,

     o    To approve the Long-term Incentive Plan,

     o To vote on three shareholder proposals that may be made at the meeting, and

     o To transact any other business that may be brought before the meeting in accordance with the By-Laws.

WHO MAY ATTEND?

     o    Shareholders of record at the close of business on April 17, 2003

     o    Representatives of shareholders, if authorized in writing

     o    Invited guests

If you plan to attend the meeting, please follow the advance registration instructions on the back of this proxy statement. An admission card, which is required for admission to the meeting, will be mailed to you prior to the meeting.

WHO MAY VOTE?

     o    Any shareholder of record at the close of business on April 17, 2003

     o    Any representative of such a shareholder, if authorized in writing

Even if you cannot attend the meeting, we urge you to vote. Please refer to pages 6-8 of the accompanying proxy statement for Albertsons voting procedures.

                                         By Order of the Board of Directors


                                         Kaye L. O'Riordan
                                         Vice President and Corporate
                                         Secretary

                                         May 5, 2003

       ------------------------------------------------------------------
                YOUR COPY OF THE COMPANY'S ANNUAL REPORT FOR THE
                FISCAL YEAR ENDED JANUARY 30, 2003 IS ENCLOSED.
       ------------------------------------------------------------------

                                      -----

--------------------------------------------------------------------------------
PROXY STATEMENT
--------------------------------------------------------------------------------

This proxy statement is being mailed to shareholders on or about May 5, 2003, in connection with Albertsons solicitation of your vote at its 2003 Annual Meeting of Shareholders. Please read it carefully because it contains important information about admission to the meeting, voting procedures and the matters on which you are being asked to vote.

--------------------------------------------------------------------------------
APPOINTMENT OF PROXY HOLDERS
--------------------------------------------------------------------------------

Your Board of Directors asks you to appoint Lawrence R. Johnston, Peter L. Lynch and Felicia D. Thornton as your proxy holders. As such, they will vote your shares as you instruct them at the 2003 Annual Meeting of Shareholders and at any postponements or adjournments of such meeting for the purposes set forth in the accompanying notice of meeting. To appoint them as requested, just sign, date and return the enclosed proxy card in the pre-addressed, postage-paid envelope provided or use one of the alternate voting methods described below.

To direct the proxy holders as to how to vote your shares, just mark the boxes on the proxy card that represent your choices. They will follow your instructions. On any item for which you do not mark a box, they will vote as recommended by the Board of Directors.

--------------------------------------------------------------------------------
VOTING METHODS
--------------------------------------------------------------------------------

If you are registered on Albertsons stock transfer books as the holder of record of your shares, you can vote your shares in one of three ways:

     o By calling the toll-free telephone number on your proxy card or vote instruction form on a touch-tone phone. Be sure to have your proxy card or vote instruction form available to enter your control number.

     o    By visiting the Internet site at HTTP://WWW.PROXYVOTE.COM.

     o By marking, signing, dating and promptly returning the proxy card. We have enclosed a postage-paid envelope (if mailed in the United States) for your convenience.

If your shares are held of record in the name of a bank, broker or other holder of record, you must follow the instructions from the holder of record in order to have your shares voted. Some banks and brokers may offer telephone and Internet voting.

Any shareholder of record attending the meeting may revoke his or her prior vote by voting in person.
                                      -----
                                        6

                                                               [LOGO] ALBERTSONS

If you plan to attend the meeting, please follow the advance registration instructions on the back of this proxy statement. An admission card, which is required for admission to the meeting, will be mailed to you prior to the meeting. If you own shares of record, you may revoke your proxy at any time before the voting at the meeting. To do so, you must either:

     o Write a letter to that effect to the Corporate Secretary, Albertsons, 250 Parkcenter Boulevard, P.O. Box 20, Boise, Idaho 83726. Your correspondence must be received before the meeting.

     o Submit a later vote prior to the voting deadline by telephone, Internet or mail in a timely manner.

     o    Vote by ballot at the Annual Meeting.

All shares that have been properly voted -- whether by telephone, Internet or mail -- will be voted according to your instructions, unless you have revoked your instructions, at the meeting and at any postponements or adjournments of such meeting for the purposes set forth in the accompanying notice of meeting. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

At the close of business on the Record Date (April 17, 2003), 366,800,479 shares of Albertsons common stock were outstanding and entitled to vote at the meeting. For each share of stock held, the shareholder is entitled to cast one vote on each matter before the meeting.

A quorum, which is a majority of the outstanding shares as of the Record Date, must be present in person or by proxy to hold the Annual Meeting. If a quorum is present:

     o We will hold an election of directors. Each outstanding share of stock is entitled to cast one vote for each director position. Each nominee receiving a plurality of the vote will be elected. Abstentions will be disregarded; they will have no effect on the outcome of the vote. Broker non-votes will be disregarded, they will not affect the outcome of the vote.

     o We will vote on ratification of the appointment of the independent auditors. The appointment will be ratified if approved by a majority of the shares present and entitled to vote. Abstentions will be counted; they will have the same effect as a vote against the matter. Broker non-votes will be disregarded, they will not affect the outcome of the vote.

     o We will vote on the approval of the Long-term Incentive Plan. The Plan will be approved if it receives the affirmative vote of a majority of the shares present and entitled to vote. Abstentions will be counted; they will have the same effect as a vote against the matter. Broker non-votes will be disregarded, they will not affect the outcome of the vote.
                                      -----

     o We will vote on each shareholder proposal, if properly brought before the meeting. Each shareholder proposal will be approved if it receives the affirmative vote of a majority of the shares present and entitled to vote. Abstentions will be counted; they will have the same effect as a vote against the matter. Broker non-votes will be disregarded, they will not affect the outcome of the vote.

We have retained Georgeson Shareholder Communications Inc. to help in distributing proxy materials and soliciting proxy voting instructions. Georgeson's estimated fee for this work is not more than $15,000 plus payment of reasonable out-of-pocket expenses. The initial solicitation is by mail. In addition, Albertsons directors, officers or employees may solicit proxies in person or by telephone, facsimile, telegram or e-mail.

Albertsons will also reimburse brokerage houses and other custodians for their expenses in sending proxy materials to you.

As a shareholder, you may review a complete list of shareholders entitled to vote at the meeting. The list will be available at the offices of the Company, 250 Parkcenter Boulevard, Boise, Idaho, during ordinary business hours for the ten days immediately before the meeting.

--------------------------------------------------------------------------------
HOUSEHOLDING AND ELECTRONIC RECEIPT
--------------------------------------------------------------------------------

The Securities and Exchange Commission has adopted rules that allow us to deliver a single annual report and proxy statement to a household at which two or more security holders reside and whom we believe are members of the same family.

Accordingly, from now on your household will receive only one copy of the Annual Report to Shareholders and Proxy Statement or any other information statement unless we receive instructions that you prefer multiple mailings. However, you will continue to receive individual proxy cards for each registered shareholder account.

If you prefer to receive copies of the above documents for each registered shareholder account, please contact our stock transfer agent, American Stock Transfer & Trust Company, toll-free at: 1-888-788-5081, Internet at: www.amstock.com, or in writing at: American Stock Transfer & Trust Company, Shareholder Services, 59 Maiden Lane, New York, NY 10038. Your consent will be perpetual unless revoked, which you may do at any time by calling American Stock Transfer & Trust Company at the above telephone number or by writing them at the above address. It may take up to 30 days for you to begin receiving separate mailings if you choose that alternative.

American Stock Transfer & Trust Company will provide you with a separate copy of this proxy statement upon request. If your household is currently

                                      -----

                                                               [LOGO] ALBERTSONS

receiving multiple copies of the Annual Report to Shareholders and Proxy Statement or any other information statement from Albertsons and you would like to receive only a single copy in the future, mark the appropriate box on your proxy card or you may also contact American Stock Transfer & Trust Company.

In an additional effort to reduce paper mailed to your home and to help lower the Company's printing and postage costs, we now offer the convenience of viewing Proxy Statements, Annual Reports to Shareholders and related materials on-line. With your consent, we can stop sending future paper copies of these documents to you by mail. To participate, follow the instructions on your proxy card or the instructions provided if you vote by Internet or by phone. You may also contact American Stock Transfer & Trust Company.

These programs should reduce the volume of duplicate information you receive as well as reduce your Company's operating expenses.















                                      -----

--------------------------------------------------------------------------------
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

The following table shows the persons (including any group deemed a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company who beneficially own more than 5% of the Company's common stock. It also shows beneficial ownership of the Company's common stock for each director, for each nominee for director, for each executive officer named in the Summary Compensation Table and for the executive officers and directors as a group.


                          SHARES BENEFICIALLY OWNED AS OF MARCH 28, 2003
                               (UNLESS OTHERWISE INDICATED BELOW)1
----------------------------------------------------------------------------------------------
NAME (AND ADDRESS                                  NUMBER OF SHARES
FOR BENEFICIAL                                       BENEFICIALLY                PERCENT
OWNERS OVER 5%)                                         OWNED2                   OF CLASS
----------------------------------------------------------------------------------------------
Capital Research and Management Company             44,296,700 3                   12.0%
  333 South Hope Street
  Los Angeles, CA 90071
Markus Stiftung                                     29,152,800 4                    7.9%
  Timmasper Weg
  2353 Nortorf
  Federal Republic of Germany
Legg Mason, Inc.                                    27,146,900 5                    7.4%
  100 Light Street
  Baltimore, MD 21202
J.A. and Kathryn Albertson Foundation, Inc.         19,722,446 6                    5.3%
  501 Baybrook Court
  Boise, ID 83706
A. Gary Ames                                            44,364 7                      +
Cecil D. Andrus                                         19,354 7                      +
Pamela G. Bailey                                        32,326 7                      +
Teresa Beck                                             73,148 7                      +
Henry I. Bryant                                         19,299 7                      +
Paul I. Corddry                                         45,364 7                      +
Bonnie G. Hill                                           7,498 7                      +
Lawrence R. Johnston                                   725,490 8                      +
Peter L. Lynch                                         572,691 8,9                    +
Jon C. Madonna                                           1,000                        +
Beatriz Rivera                                          29,928 7                      +
J.B. Scott                                          25,738,887 7,10                 7.0%
  501 Baybrook Court
  Boise, ID 83706
Will M. Storey                                          42,364 7                      +
Romeo R. Cefalo                                        163,628 8,9,11                 +
Lawrence A. Stablein                                   179,817 8,9                    +
Felicia D. Thornton                                     87,852 8                      +
All directors (including nominees) and all          28,392,751 12                   7.7%
  executive officers as a group (26 individuals)
----------------------------------------------------------------------------------------------

+    Indicates that the percentage of shares beneficially owned does not exceed one percent of the Company's common stock.

1    Beneficial ownership is determined in accordance with Rule 13d-3 under the
Securities Exchange Act of 1934. Shares are considered to be "beneficially" owned if the person has the

                                     ------

                                                               [LOGO] ALBERTSONS

sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to be the beneficial owner of shares if that person has the right to acquire beneficial ownership of the shares within 60 days following March 28, 2003.

2    Each director, nominee for director and executive officer disclaims beneficial ownership of any shares owned by his or her spouse, children or grandchildren and by trusts for such person, whether or not the director or officer is a trustee or co-trustee thereof.

3    Share ownership is as of December 31, 2002 as set forth in an amendment to a Schedule 13G filed with the Securities and Exchange Commission on or about February 13, 2003. According to that filing, Capital Research and Management Company, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to be a beneficial owner as the result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940.

4    According to a Schedule 13D filed with the Securities and Exchange
Commission on or about January 18, 1990, Mr. Theo Albrecht is also a beneficial owner of these shares. Mr. Albrecht's address is the same as that of Markus Stiftung.

5    Share ownership is as of December 31, 2002 as set forth in an amendment to a Schedule 13G filed with the Securities and Exchange Commission on or about February 13, 2003. According to that filing, Legg Mason, Inc. is a parent holding company, in accordance with Section 240.13d-1(b)(ii)(G), of numerous subsidiaries, all of which are investment advisors with discretion.

6    The J.A. and Kathryn Albertson Foundation, Inc. is a non-profit corporation, of which J.B. Scott is Chairman. Mr. Scott and three other individuals each hold one of the four issued and outstanding shares of the Foundation; however, none of them have any economic interest in the shares of the Company held by the Foundation. Although it is possible that Mr. Scott may be deemed to share the power to direct the voting or disposition of the shares of the Company held by the Foundation, Mr. Scott disclaims beneficial ownership of such shares.

7    Includes, as applicable, the following shares that could have been acquired within 60 days after March 28, 2003 pursuant to stock options awarded under the 1995 Stock Option Plan for Non-Employee Directors, under the Amended and Restated 1995 Stock-Based Incentive Plan and under options converted from American Stores Company option plans: 35,364 shares for Mr. Ames; 8,000 shares for Mr. Andrus; 28,876 shares for Ms. Bailey; 1,512 shares for Mr. Bryant; 35,364 shares for Mr. Corddry; 7,248 shares for Ms. Hill; 24,116 shares for Ms. Rivera; 6,000 shares for Mr. Scott; and 35,364 shares for Mr. Storey. Also includes, as applicable, the following shares that could have been acquired within 60 days after March 28, 2003 pursuant to deferred stock units awarded under the Amended and Restated 1995 Stock-Based Incentive Plan: 7,254 shares for Mr. Andrus; 1,402 shares for Ms. Beck; and 7,254 shares for Mr. Bryant.

8    Includes, as applicable, the following shares that could have been acquired within 60 days after March 28, 2003 pursuant to stock options awarded under the 1986 Nonqualified Stock Option Plan, under the Amended and Restated 1995 Stock-Based Incentive Plan and under options converted from American Stores Company option plans: 310,890 shares for Mr. Johnston; 331,681 shares for Mr. Lynch; 132,134 shares for Mr. Cefalo; 160,802 shares for Mr. Stablein; and 63,852 shares for Ms. Thornton. Also includes, as applicable, the following shares that could have been acquired within 60 days after March 28, 2003 pursuant to deferrable restricted stock units awarded under the Amended and Restated 1995 Stock-Based Incentive Plan: 414,600 shares for Mr. Johnston; 238,400 shares for Mr. Lynch; and 24,000 shares for Ms. Thornton.

9    Includes shares credited to the Albertsons Savings & Retirement Estates accounts of the individuals named at fiscal year end.

                                     ------

10   Includes 6,003,600 shares held by Alscott Limited Partnership #1 of which
Alscott, Inc., an Idaho corporation, is the general partner and Mr. Scott is a limited partner. Mr. Scott is the Chairman of the Board of and has a majority interest in Alscott, Inc. Includes 19,722,446 shares held by the J.A. and Kathryn Albertson Foundation, Inc., a non-profit corporation, of which J.B. Scott is Chairman. Mr. Scott and three other individuals each hold one of the four issued and outstanding shares of the Foundation; however, none of them have any economic interest in the shares of the Company held by the Foundation. Although it is possible that Mr. Scott may be deemed to share the power to direct the voting or disposition of the shares of the Company held by the Foundation, Mr. Scott disclaims beneficial ownership of such shares.

11   Includes 300 shares over which Mr. Cefalo has sole voting and dispositive power but which are held for minor children and as to which Mr. Cefalo disclaims any beneficial interest.

12   Includes 561,546 shares that could have been acquired within 60 days after
March 28, 2003 by executive officers other than those listed individually pursuant to stock options awarded under the 1986 Nonqualified Stock Option Plan, the Amended and Restated 1995 Stock-Based Incentive Plan and under options converted from American Stores Company option plans. Also includes shares credited to the Albertsons Savings and Retirement Estates accounts of certain of these other executive officers at fiscal year end.

--------------------------------------------------------------------------------
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

The business and affairs of Albertsons are managed under the direction of the Company's Board of Directors. The Board monitors the overall performance of the Company and oversees strategic planning, including the Company's capital expenditures budget. The Board also monitors the Company's financial controls and reviews and ratifies selection and compensation of senior executives.

Currently, the Board of Directors of Albertsons is made up of 13 members, two of whom are Albertsons employees. The Board's Nominating/Corporate Governance Committee assesses the size and composition of the Board at least annually and recommends prospective directors to the Board.

The Nominating/Corporate Governance Committee will consider nominees recommended by Albertsons shareholders. To make a recommendation, you must write to the Corporate Secretary of the Company. You must provide:

     o    The individual's name,

     o    Biographical information about that person, and

     o    Qualifications of that person for the Board.

You may also propose a candidate at the Annual Meeting of Shareholders if you have written to the Corporate Secretary of the Company to state your intention to do so and if you have complied with detailed requirements set forth in the Company By-Laws.

                                     ------

                                                               [LOGO] ALBERTSONS

Your Board of Directors met at six regular meetings and three special meetings during fiscal 2002. All directors attended at least 75 percent of the meetings of the Board and the committees of which they were members.

The Board has five standing committees: the Audit/Finance Committee, Management Development/Compensation Committee, Executive Committee, Nominating/Corporate Governance Committee and Independent Directors Committee. A non-employee director chairs each committee except for the Executive Committee. The membership and functions of the committees are detailed in the chart on page 20.

CORPORATE GOVERNANCE

The Company regularly reviews its corporate governance policies and practices and, like many other public companies, is currently reviewing them in light of recently enacted and proposed legal and stock exchange requirements. Based upon this review, the Company expects to adopt, and in some instances has taken actions to adopt, changes that the Board believes are the best corporate governance policies and practices for the Company. Actions already taken include:

     o ensuring the Board of Directors is comprised of a majority of "independent" directors;

     o determining that several members of the Audit/Finance Committee appear to meet the tests set forth for designation as "audit committee financial experts";

     o adopting a Code of Business Conduct for the Chief Executive Officer and Senior Financial Executives;

     o adopting written charters for the Company's Audit/Finance, Nominating/Corporate Governance and Management
          Development/Compensation Committees; and

     o adopting Corporate Governance Guidelines and posting them on the Company's website.

In all events, the Company will adopt on a timely basis changes appropriate to comply with the Sarbanes-Oxley Act of 2002 and any new requirements of the Securities and Exchange Commission and the New York Stock Exchange.



                                     ------

--------------------------------------------------------------------------------
ELECTION OF DIRECTORS
(PROPOSAL 1)
--------------------------------------------------------------------------------

The Board of Directors is divided into three classes. Each year, the directors in one class stand for election. They are elected to three-year terms.

The Board of Directors has nominated five individuals for election as Class II directors this year. Each is nominated for a term that will expire in 2006. They are:

     o    A. Gary Ames

     o    Henry I. Bryant

     o    Paul I. Corddry

     o    Jon C. Madonna

     o    Beatriz Rivera

Each nominee already serves as a director. Jon C. Madonna was appointed to the Board effective January 1, 2003. All other nominees have previously been elected by the Albertsons shareholders.

Unless you specify otherwise, your proxy will be voted for the election of all these nominees.

You can find information about each nominee and each continuing director below. Unless otherwise indicated, the directors have been engaged in the same principal occupation for the last five years. Directors' ages are stated as of March 28, 2003.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS CLASS II DIRECTORS
TERM EXPIRING IN 2006
--------------------------------------------------------------------------------
A. GARY AMES                President and Chief Executive Officer, MediaOne
                            International (formerly U S West International), a
Director                    telecommunications company, from 1995 until
since 1988                  retirement in 2000. Mr. Ames is a director of
                            AT&T-Latin America Corp., Pac-West Telecomm, Inc.
Age 58                      and Tektronix, Inc. Chairman of the Management
                            Development/Compensation Committee and member of the
                            Executive and Independent Directors Committees.
--------------------------------------------------------------------------------
HENRY I. BRYANT             Managing Director in the Corporate Finance Unit of
                            J.P. Morgan & Co. Incorporated, an investment
Director                    banking firm, from February 1987 until retirement
since 1999                  in February 1998. Chairman of the Audit/Finance
                            Committee and member of the Executive and
Age 60                      Independent Directors Committees.
--------------------------------------------------------------------------------

                                     ------

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
PAUL I. CORDDRY             Senior Vice President, Europe, of H.J. Heinz
                            Company, a worldwide provider of processed food
Director                    products and services, until retirement in 1992. Mr.
since 1987                  Corddry is a director of the American University in
                            Cairo, the Corcoran Museum and School of Art, the
Age 66                      Naples Philharmonic Center for the Arts and
                            Swarthmore College. Chairman of the Independent
                            Directors Committee and member of the Executive and
                            Management Development/Compensation Committees.
--------------------------------------------------------------------------------
JON C. MADONNA              Chairman of the Board of DigitalThink, Inc., an
                            e-commerce company, since 2000. Chief Executive
Director                    Officer of Carlson Wagonlit Travel, a travel
since January 2003          services company, from 1998 to 2000, Chairman of the
                            Board and Chief Executive Officer, Personal Lines,
Age 59                      for the Travelers Property and Casualty Co., an
                            insurance company, from 1996 to 1998 and Chairman of
                            the Board and Chief Executive Officer of KPMG Peat
                            Marwick, an accounting firm, from 1990 to 1996.
                            Mr. Madonna is a director of AT&T Corporation,
                            DigitalThink, Inc., Neuberger Berman Inc., Phelps
                            Dodge Corporation and Tidewater, Inc. Member of the
                            Audit/Finance, Nominating/Corporate Governance and
                            Independent Directors Committees.
--------------------------------------------------------------------------------
BEATRIZ RIVERA              Member of Energy Resource Associates, LLC, an energy
                            consulting firm, since January 2003. Cabinet
Director                    Secretary of the Energy, Minerals and Natural
since 1995                  Resources Department of the State of New Mexico from
                            February 2002 to December 2002. Member of Energy
Age 52                      Resource Associates, LLC from May 1999 to February
                            2002. Member of the Public Utilities Commission of
                            the State of New Mexico from 1995 through 1998. Ms.
                            Rivera is a member of the Board of Trustees of the
                            Tomas Rivera Policy Institute and a member of the
                            International Women's Forum and the New Mexico
                            Women's Forum. Member of the Management Development
                            /Compensation, Nominating/Corporate Governance and
                            Independent Directors Committees.
--------------------------------------------------------------------------------

                                     ------

--------------------------------------------------------------------------------
CONTINUING CLASS III DIRECTORS
TERM EXPIRING IN 2004
--------------------------------------------------------------------------------
CECIL D. ANDRUS             Chairman of the Andrus Center for Public Policy, a
                            public policy forum located at Boise State
                            University dealing in natural resource issues,
Director                    since January 1995  and of counsel to the Gallatin
since 1995                  Group, a public affairs consulting firm, since
                            February 1995. Governor of the  State of Idaho
Age 71                      from 1971 to 1977 and again from 1987 until January
                            1995. Secretary of the Interior in the Carter
                            Administration from 1977 through 1980. Mr. Andrus is
                            a director of Coeur d'Alene Mines Corporation,
                            KeyCorp, PCS Edventures!.com, Inc., Rentrak
                            Corporation, the Alaska Conservation Foundation and
                            the Aucoin Institute. Member of the Audit/Finance,
                            Nominating/Corporate Governance and Independent
                            Directors Committees.
--------------------------------------------------------------------------------
PAMELA G. BAILEY            Chief Executive Officer and President of the
                            Advanced Medical Technology Association, a worldwide
Director                    medical technology trade association, since June
since 1999                  1999. Chief Executive Officer of The Healthcare
                            Leadership Council from 1990 to 1999. President of
Age 54                      the National Committee for Quality Health Care from
                            1987 to 1997. Ms. Bailey is a director of Wilson
                            Greatbatch Technologies, Inc. Member of the Audit/
                            Finance, Management Development/Compensation and
                            Independent Directors Committees.
--------------------------------------------------------------------------------
J.B. SCOTT                  Chairman of the Board of Directors of Alscott, Inc.,
                            a corporation that owns and manages real estate
Director                    and other investments,  and Chairman since 1993 of
since 1997                  the Board of the J.A. and Kathryn Albertson
                            Foundation, Inc., a non-profit corporation focusing
Age 49                      on education within Idaho, since 1997. Mr. Scott is
                            a director of Alscott, Inc. and the J.A. and Kathryn
                            Albertson Foundation, Inc. Member of the Nominating/
                            Corporate Governance and Independent Directors
                            Committees.
--------------------------------------------------------------------------------

                                     ------

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
WILL M. STOREY              Executive Vice President and Chief Financial
                            Officer, American President Companies, Inc. (APC),
Director                    a provider of container transportation serving North
since 1992                  America, Asia and the Middle East, from 1991 until
                            retirement in 1995. Mr. Storey is a director of the
Age 71                      State of Idaho Capitol Commission. Member of the
                            Audit/Finance and Independent Directors Committees.
--------------------------------------------------------------------------------
CONTINUING CLASS I DIRECTORS
TERM EXPIRING IN 2005
--------------------------------------------------------------------------------
TERESA BECK                 President of American Stores Company from March 1998
                            to June 1999 and Chief Financial Officer from March
Director                    1995 to March 1998. Ms. Beck  is a director of
since 1999                  Lexmark International, Inc., Questar Corporation,
                            Textron, Inc., the Children's Center, the David
Age 48                      Eccles School of Business of the University of Utah,
                            Intermountain Health Care and the Nature Conservancy
                            of Utah. Chairman of the Nominating/Corporate
                            Governance Committee and member of the Audit/
                            Finance, Executive and Independent Directors
                            Committees.
--------------------------------------------------------------------------------
BONNIE G. HILL              President of B. Hill Enterprises, LLC, a consulting
                            firm specializing in corporate governance and board
Director                    organizational and public policy issues, since July
since 2002                  2001. President and Chief Executive Officer of The
                            Times Mirror Foundation from 1997 to July 2001.
Age 61                      Senior Vice President, Communications and Public
                            Affairs of the Los Angeles Times from 1998 to 2001.
                            Dean of the McIntire School of Commerce at the
                            University of Virginia from 1993 to 1997. Ms. Hill
                            is a director of AK Steel Holding Corporation,
                            ChoicePoint Inc., Hershey Foods Corporation, The
                            Home Depot, Inc., National Grid Transco plc,
                            Goodwill Industries of Greater Los Angeles, the
                            Hollywood Entertainment Museum, the Institute for
                            the Study of Women and Gender of Stanford
                            University, Los Angeles Urban League, Orange
                            County Performing Arts Center, Police Assessment
                            Resource Center (PARC), and United Way of Greater
                            Los Angeles. Member of the Management Development/
                            Compensation, Nominating/Corporate Governance and
                            Independent Directors Committees.
--------------------------------------------------------------------------------

                                     ------

--------------------------------------------------------------------------------
LAWRENCE R. JOHNSTON        Chairman of the Board of Directors and Chief
                            Executive Officer of the Company since April 2001.
Director                    Chairman of the Executive Committee of the Board of
since 2001                  Directors of the Company. President and Chief
                            Executive Officer, General Electric Appliances
Age 54                      Division, a maker of major household appliances and
                            a division of General Electric Company, a
                            diversified industrial corporation, from November
                            1999 to April 2001. President and Chief Executive
                            Officer of General Electric Medical Systems-Europe,
                            Middle East and Africa, a maker of medical products
                            and a subsidiary of General Electric Company, from
                            1997 to November 1999 and Chairman of General
                            Electric Company's European Corporate Executive
                            Council from 1998 to 1999. Vice President, Sales and
                            Distribution of GE Appliances Division from 1989 to
                            1997. Mr. Johnston is a director of the Food
                            Marketing Institute (FMI) and The World Food Forum
                            (C.I.E.S.).
--------------------------------------------------------------------------------
PETER L. LYNCH              President and Chief Operating Officer of the Company
                            since March 2000. Executive Vice President,
Director                    Operations of the Company from  June 1999 to March
since 2001                  2000. President of Acme Markets, a division of
                            American Stores Company, from July 1998 to June
Age 51                      1999 and Senior Vice President, Operations of
                            Jewel-Osco, a division of American Stores Company,
                            from January 1997 to June 1998. Mr. Lynch is a
                            director of the Finance Committee Board of St.
                            Joseph University.
--------------------------------------------------------------------------------
CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------
During the fiscal year ended January 30, 2003, one store lease and two office space leases were held by Alscott Real Estate LLC, as landlord, and Albertsons as tenant. Alscott Real Estate LLC is managed by Alscott, Inc., an Idaho corporation of which J.B. Scott, a director of the Company, is Chairman of the Board and has a majority ownership interest. The term of the store lease is for a period of 44 years with the expiration date of the primary term occurring in 2014. The office space leases are for a 20-year primary term and a 5-year primary term expiring in 2017 and 2004. The total rentals, common area maintenance fees and taxes paid by the Company under the leases to this landlord during the fiscal year ended January 30, 2003 were $1,096,593.

                                     ------

                                                               [LOGO] ALBERTSONS

During the fiscal year ended January 30, 2003, 8 store leases were held by DSRG, Inc., as landlord, and Albertsons, or one of its wholly-owned subsidiaries, as tenant, and DSRG, Inc. served as the common area maintenance director for 8 other stores owned or leased by Albertsons, or one of its wholly-owned subsidiaries. DSRG, Inc. is a real estate investment trust of which J.B. Scott was a director and of which Alscott Limited Partnership owned over 10%. The general partner of Alscott Limited Partnership is Alscott, Inc., an Idaho corporation of which J.B. Scott is Chairman of the Board and has a majority ownership interest and the limited partners include J.B. Scott. The store leases are for various primary terms with expirations ranging from 2002 to 2020. The total rentals, common area maintenance fees and taxes paid by the Company under the leases to this landlord during the fiscal year ended January 30, 2003 were $2,213,024. As of December 30, 2002, J.B. Scott was no longer a director of DSRG, Inc. and Alscott Limited Partnership no longer had any interest in DSRG, Inc.

Cecil D. Andrus, a director of the Company, is of counsel to the Gallatin Group, a public affairs consulting firm. During the fiscal year ended January 30, 2003, the Company paid the Gallatin Group $107,449 for consulting services.

In the opinion of management, all of the foregoing transactions were fair and reasonable and were entered into on terms not less favorable than could be obtained in transactions with responsible third parties.

Two executive officers of the Company, Lawrence A. Stablein, Executive Vice President, Marketing and Merchandising, and Ertharin Cousin, Senior Vice President, Public Affairs, were previously officers of American Stores Company and had full-recourse interest bearing notes outstanding for the purchase of stock under an American Stores Company stock plan during the fiscal year ended January 30, 2003. The interest rate on each of the loans was 8% during the fiscal year. The highest aggregate outstanding balance of Mr. Stablein's loan during the fiscal year was $123,945 and the amount of the loan outstanding at the end of the fiscal year was zero. The highest aggregate outstanding balance of Ms. Cousin's loan during the fiscal year was $161,004 and the amount of the loan outstanding at the end of the fiscal year was zero.





                                     ------

-----------------------------------------------------------------------------------------------
COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
--------------------------------------------------- -------------------------------------------
                   COMMITTEES                            SUMMARY OF COMMITTEE FUNCTIONS
--------------------------------------------------- -------------------------------------------
Audit/Finance Committee                             Monitors the integrity of the Company's
Standing committee                                  consolidated financial statements, its
7 meetings in Fiscal 2002                           system of internal controls and the
                                                    independence and performance of its
                                                    internal and independent auditors.
---------------------------------------------------
Cecil D. Andrus              Henry I. Bryant*       Investigates conflicts of interest and
Pamela G. Bailey             Jon C. Madonna         monitors compliance with ethical
Teresa Beck                  Will M. Storey         standards and compliance with laws
                                                    and regulations.
---------------------------- ----------------------
MANAGEMENT                                          Reviews salaries and bonuses paid to
DEVELOPMENT/COMPENSATION COMMITTEE                  Company executive officers and reviews
Standing committee                                  management development and succession
5 meetings in Fiscal 2002                           planning. Selects key employees to receive
                                                    stock option and restricted stock grants
                                                    and determines the terms of the grants.
                                                    Administers the deferred compensation plans
                                                    and grantor trusts.
---------------------------- ----------------------
A. Gary Ames*                Bonnie G. Hill
Pamela G. Bailey             Beatriz Rivera
Paul I. Corddry
---------------------------- ----------------------
EXECUTIVE COMMITTEE                                 Exercises the authority of the Board of
Standing committee                                  Directors between meetings of the
2 meetings in Fiscal 2002                           full Board.
---------------------------- ----------------------
A. Gary Ames                 Paul I. Corddry
Teresa Beck                  Lawrence R. Johnston*
Henry I. Bryant
---------------------------- ----------------------
INDEPENDENT DIRECTORS COMMITTEE                     Reviews the progress and performance of
Standing committee                                  the Company on a periodic basis.
5 meetings in Fiscal 2002
---------------------------- ----------------------
A. Gary Ames                 Bonnie G. Hill
Cecil D. Andrus              Jon C. Madonna
Pamela G. Bailey             Beatriz Rivera
Teresa Beck                  J.B. Scott
Henry I. Bryant              Will M. Storey
Paul I. Corddry*
---------------------------- ----------------------
NOMINATING/CORPORATE GOVERNANCE COMMITTEE           Selects nominees to fill Board vacancies
Standing committee                                  and to replace retiring Board members.
4 meetings in Fiscal 2002                           Reviews the corporate governance of the
                                                    Company, including the
                                                    corporate governance
                                                    guidelines.
---------------------------- ----------------------
Cecil D. Andrus              Jon C. Madonna
Teresa Beck*                 Beatriz Rivera
Bonnie G. Hill               J.B. Scott
-----------------------------------------------------------------------------------------------
* Committee chair.
-----------------------------------------------------------------------------------------------


                                     ------

                                                                [LOG] ALBERTSONS

--------------------------------------------------------------------------------
COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

Albertsons executive officers do not receive additional compensation if they serve as directors.

Albertsons believes that compensation for non-employee directors should be competitive and should encourage increased ownership of Albertsons stock.

Each non-employee director receives:

     o $10,000 per quarter in cash. The final quarterly payment is made only if the director has attended 75 percent of the meetings of the Board and the committees on which he or she serves.

     o An annual award of $60,000 in Albertsons common stock. Each director may choose to receive his or her award in Company stock, deferred Company stock equivalents or stock options to purchase Company stock at a ratio of four stock option shares for every share of Company stock.

Each non-employee director may elect to defer payment of his or her director's cash compensation into the Company's nonqualified deferred compensation plan for non-employee directors.













                                     ------

--------------------------------------------------------------------------------
COMPENSATION OF EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following table sets forth the compensation paid for each of the Company's last three fiscal years to (i) the Chief Executive Officer of the Company and
(ii) the four other most-highly compensated executive officers of the Company for the last completed fiscal year:

                                            SUMMARY COMPENSATION TABLE
                                                                                       LONG-TERM
                                                                                  COMPENSATION AWARDS
                                                   ANNUAL COMPENSATION          -------------------------
                                          -------------------------------------  RESTRICTED   SECURITIES
                                                                  OTHER ANNUAL      STOCK     UNDERLYING    ALL OTHER
NAME AND                           FISCAL   SALARY1      BONUS1   COMPENSATION      AWARD3      OPTIONS    COMPENSATION4
PRINCIPAL POSITION                  YEAR      ($)          ($)         ($)           ($)          (#)           ($)
------------------                 ------ -----------  ---------- ------------- ------------ ------------  -------------
Lawrence R. Johnston                2002  $1,288,269   $ 644,644     $111,056   $  9,999,733          0      $179,640
 Chairman of the Board and          2001     980,770   2,480,000      230,751     24,548,214    903,380        10,896
  Chief Executive Officer and
   a director

Peter L. Lynch                      2002     788,269     563,675       63,418      1,136,333    125,000       205,945
 President and Chief                2001     720,077     796,500       60,978      2,880,000    223,614       159,136
  Operating Officer and             2000     460,406     402,321           --      3,001,550    276,658        98,766
   a director

Romeo R. Cefalo                     2002     434,808     539,546           --      1,948,789     50,000       138,132
 Executive Vice President,          2001     384,943     647,050           --              0    119,261       114,067
  Operations                        2000     363,039     487,442           --      1,110,400    138,329       106,248

Lawrence A. Stablein                2002     469,173     307,799           --      2,252,278     62,500       103,099
 Executive Vice President,          2001     374,673     396,908           --              0    119,261        64,199
  Marketing and Merchandising       2000     225,058     216,603           --        975,938    138,329        46,875

Felicia D. Thornton                 2002     553,153     178,384           --        454,533     50,000        15,905
 Executive Vice President           2001     247,154     564,874           --      2,076,000    319,261             0
  and Chief Financial Officer

--------------------------------------------------------------------------------
1    Includes amounts deferred by certain of the named executive officers pursuant to the Company's deferred compensation programs.

2 Includes the value for income tax purposes of noncash personal benefits and amounts reimbursed during the fiscal year for the payment of taxes. The amounts indicated in fiscal 2002 for Mr. Johnston and Mr. Lynch include $68,143 and $62,410, respectively, for the value of personal use of corporate aircraft and $27,800 for Mr. Johnston for financial planning. The amounts indicated in fiscal 2001 for Mr. Johnston and Mr. Lynch include $78,244 and $56,738, respectively, for the value of personal use of corporate aircraft; $60,072 for Mr. Johnston in Company reimbursed relocation expenses; and $75,330 for Mr. Johnston for amounts reimbursed for the payment of taxes.

3    Includes the dollar value (as of the award dates, based on the closing market price of Albertsons common stock on the award dates) of deferrable restricted stock units and deferred restricted stock units granted under the Amended and Restated 1995 Stock-Based Incentive Plan, with cash dividend equivalents paid quarterly. The deferrable units granted to Mr. Johnston in 2002 and 2001 vest over five years. The deferred units granted to Mr. Lynch, Mr. Cefalo, Mr. Stablein and Ms. Thornton in 2002 vest over five years. The deferrable units granted to Mr. Lynch in 2001 vest on December 5, 2003 and will vest if his employment with the Company is terminated by the Company without cause prior to December 5, 2003. The deferrable units granted to Ms. Thornton in 2001 vest over four years. The number and value of the units at fiscal year end (calculated using the closing price of the Company's stock on the New York

                                     ------
                                       22

                                                               [LOGO] ALBERTSONS

Stock Exchange on January 30, 2003) was 1,289,627 shares valued at $26,978,997 for Mr. Johnston; 290,075 shares valued at $6,068,369 for Mr. Lynch; 120,670 shares valued at $2,524,416 for Mr. Cefalo; 125,838 shares valued at $2,632,531 for Mr. Stablein; and 80,670 shares valued at $1,687,616 for Ms. Thornton.

4    Includes $20,201 in fiscal year 2002 and $10,880 in fiscal year 2001 for
Mr. Johnston which was the premium paid by the Company for term life insurance. This column also includes Company contributions to the ASRE and the ASRE Makeup Plan defined contribution plans in the amounts of $153,866 for Mr. Johnston, $201,889 for Mr. Lynch, $129,657 for Mr. Cefalo, $103,099 for Mr. Stablein and $15,905 for Ms. Thornton for fiscal 2002; $157,310 for Mr. Lynch, $111,625 for Mr. Cefalo and $64,199 for Mr. Stablein for fiscal 2001; and $98,217 for Mr. Lynch, $92,792 for Mr. Cefalo and $46,875 for Mr. Stablein for fiscal 2000. The remaining amount consists of interest accrued at above-market rates (as defined by the rules of the Securities and Exchange Commission) on compensation deferred pursuant to the Company's nonqualified deferred compensation programs.

                                        OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
                                  --------------------------
                                   NUMBER OF     % OF TOTAL                                    GRANT
                                  SECURITIES       OPTIONS                                   DATE VALUE
                                  UNDERLYING     GRANTED TO                                --------------
                                   OPTIONS        EMPLOYEES     EXERCISE OR                  GRANT DATE
NAME AND                           GRANTED        IN FISCAL     BASE PRICE   EXPIRATION    PRESENT VALUE2
PRINCIPAL POSITION                   (#)            YEAR          ($/SH)1        DATE            ($)
------------------                -----------    -----------   ------------- -----------   --------------
Lawrence R. Johnston                     0                0          0               --               0
 Chairman of the Board and
  Chief Executive Officer and
   a director

Peter L. Lynch                     125,000              2.5%      $21.99       12/08/12        $820,750
 President and Chief Operating
  Officer and a director

Romeo R. Cefalo                     50,000              1.0        21.99       12/08/12         328,300
 Executive Vice President,
  Operations

Lawrence A. Stablein                62,500              1.2        21.99       12/08/12         410,375
 Executive Vice President,
  Marketing and Merchandising

Felicia D. Thornton                 50,000              1.0        21.99       12/08/12         328,300
 Executive Vice President
  and Chief Financial Officer

--------------------------------------------------------------------------------
1    The closing market price on the date the option was granted.

2    In accordance with the rules of the Securities and Exchange Commission,
"Grant Date Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect the option term representative of the individual's grant. The model also assumes: (a) a risk-free rate of return represented by the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term; (b) expected volatility using the implied volatility for call options traded on the date of the grant; and (c) a dividend yield determined by dividing the 2002 cash dividends declared by the option price. The values which may ultimately be realized by the holder of the reported option will depend on the market value of the Company's common stock during the periods during which the option is exercisable, which may vary significantly from the assumptions underlying the Black-Scholes model.

                                     ------

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF SECURITIES         VALUE+ OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                   OPTIONS AT FISCAL             OPTIONS AT FISCAL
                                                                        YEAR-END                     YEAR-END
                                      ACQUIRED ON   VALUE+    ---------------------------   --------------------------
NAME AND                                EXERCISE   REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
PRINCIPAL POSITION                         (#)        ($)           (#)          (#)             ($)           ($)
------------------                    ------------ ---------- ------------  -------------   -----------  -------------
Lawrence R. Johnston                         0            0       180,675      722,705               0              0
 Chairman of the Board and Chief
  Executive Officer and a director

Peter L. Lynch                               0            0       331,681      548,359               0              0
 President and Chief Operating
  Officer and a director

Romeo R. Cefalo                              0            0       132,134      263,710               0              0
 Executive Vice President,
  Operations

Lawrence A. Stablein                     9,450     $122,706       160,802      248,281               0              0
 Executive Vice President,
  Marketing and Merchandising

Felicia D. Thornton                          0            0        63,852      305,409               0              0
 Executive Vice President
  and Chief Financial Officer

--------------------------------------------------------------------------------
+    The dollar values are calculated by determining the difference between the closing price on the New York Stock Exchange Composite Tape for the Company's common stock at exercise or at fiscal year-end (January 30, 2003), as applicable.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the Company's equity compensation plans in effect as of January 30, 2003 that provide for the award of securities or the grant of options, warrants or rights to purchase the securities to employees of the Company or its subsidiaries or to any other person.

                                             (a)                         (b)                            (c)
                                 --------------------------   -------------------------   ------------------------------
                                                                                          NUMBER OF SECURITIES REMAINING
                                 NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE EXERCISE      FOR FUTURE ISSUANCE UNDER
                                   ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING        EQUITY COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND          (EXCLUDING SECURITIES
PLAN CATEGORY                        WARRANTS AND RIGHTS               RIGHTS                REFLECTED IN COLUMN (A))
-------------                    --------------------------   -------------------------   ------------------------------
Equity compensation plans               29,233,330                     $34.98                        16,217,479
approved by security holders

Equity compensation plans not            1,011,316                     $35.85                                 0
approved by security holders**

Total                                   30,244,646                     $35.04                        16,217,479

--------------------------------------------------------------------------------
* Does not include 2,988,548 deferrable restricted stock units and deferred restricted stock units issued under equity compensation plans approved by security holders.

**   Represents stock options granted by American Stores Company under three option plans that were approved by the shareholders of American Stores Company. American Stores Company was acquired by the Company in 1999. The options were granted from 1996 to 1998 and entitle the holders to purchase shares of the Company's common stock at prices ranging from $28.4227 to $39.4841. At fiscal year end, all of the options were exercisable except for options to purchase 15,498 shares that vest 25% per year commencing on February 24, 2002.

                                     ------

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
--------------------------------------------------------------------------------

AGREEMENT WITH LAWRENCE R. JOHNSTON

The Company entered into an employment agreement with Lawrence R. Johnston effective April 23, 2001 and amended July 19, 2001, that retains him as Chairman of the Board and Chief Executive Officer of the Company until the tenth anniversary of the commencement date of the agreement. The Board of Directors approved Mr. Johnston's employment agreement after an extensive search had been conducted by the Board with the assistance of an executive search firm. In negotiating the terms of Mr. Johnston's employment agreement, the Board sought advice from outside legal counsel and independent compensation consultants, and considered such factors as the competitive levels of Chief Executive Officer compensation at other companies of comparable industry and size, the Company's internal executive compensation practices, and the level of compensation deemed necessary to induce Mr. Johnston to accept the Company's offer of employment and restore amounts forfeited by him upon leaving his former employer.

Mr. Johnston's ongoing compensation arrangement provides for an annual base salary of not less than $1,250,000, an annual target bonus of not less than 100 percent of base salary (and a maximum annual bonus not to exceed 200 percent of base salary), and an annual stock option award with a Black-Scholes present value at grant of not less than 285 percent of the sum of his initial base salary and annual target bonus ($7,125,000).

Upon termination of Mr. Johnston's employment with the Company for any reason, he will be entitled to all compensation and benefits accrued but not paid as of the termination date, as well as a supplemental retirement benefit in the form of a life annuity payable at age 62 (or termination of employment, if later) equal to 50 percent of his average base salary and actual annual bonus from the highest 3 consecutive years during the 10 years prior to such termination, but not less than the sum of his initial base salary and target annual bonus. The amount of the supplemental retirement benefit is subject to offset by all qualified and nonqualified pension benefits payable from plans maintained by the Company or Mr. Johnston's prior employers, and may be further reduced if Mr. Johnston's employment is terminated prior to age 62 under certain circumstances.

If Mr. Johnston's employment is terminated by reason of death, all outstanding stock option awards will become fully vested and exercisable for a period of 2 years following the date of death (or the remaining exercise period of the awards, if earlier), and all outstanding deferrable restricted stock unit awards shall become vested as to the next two successive vesting dates following the date of death. If Mr. Johnston's employment is terminated by the Company

                                     ------
other than for cause, by Mr. Johnston for good reason or for any reason during the seventh month following a change of control of the Company, as such terms are defined in his employment agreement, Mr. Johnston will be entitled to receive certain severance benefits in addition to those mentioned above, including: (1) an amount equal to three times the sum of his base salary and annual bonus, at the higher of his most recent actual or target award, (2) a pro rata annual bonus payment based on actual performance results for the year of termination, (3) continued participation in the Company's welfare and fringe benefit plans for 3 years following the date of termination, and (4) full vesting of all outstanding stock option and deferrable restricted stock unit awards (as well as any other qualified and nonqualified employee benefits), with stock options remaining exercisable for a period of 5 years following the date of termination (or the remaining exercise period of the awards, if earlier).

In addition to these and other benefits set forth in his employment agreement, Mr. Johnston is entitled to enhanced vacation and relocation benefits, supplemental life insurance and disability protection, and personal use of corporate aircraft for security purposes (with income imputed to him pursuant to federal tax rules for personal use by his family members). In the event payments or benefits received by Mr. Johnston pursuant to his employment agreement or otherwise are subject to federal excise taxes imposed on golden parachute payments, the Company shall make an additional payment to him to cover any excise taxes payable by him as well as the income and excise tax on the gross-up payment and any interest or related penalties.

AGREEMENTS WITH PETER L. LYNCH

In January 2001 the Company entered into an agreement with Peter L. Lynch under which he will receive his salary, bonus, vesting of deferrable restricted stock units, moving expenses and benefits for one year if he is terminated without cause before December 5, 2003. The Company also entered into an agreement with Mr. Lynch in June 1999 under which the Company agreed to pay him a bonus of $262,500 per year for three years, payable in June 2000, June 2001 and June 2002. The final bonus payment was made to Mr. Lynch in June 2002 in accordance with such agreement.

AGREEMENTS WITH ROMEO R. CEFALO AND LAWRENCE A. STABLEIN

The Company entered into agreements in June 1999 with Mr. Cefalo and Mr. Stablein under which the Company agreed to pay each of them a bonus of $397,500 per year and $154,000 per year, respectively, for three years, payable in June 2000, June 2001 and June 2002. The final bonus payments were made to each of Messrs. Cefalo and Stablein in accordance with the terms of such agreements.

                                     ------

                                                               [LOGO] ALBERTSONS

AGREEMENT WITH FELICIA D. THORNTON

Ms. Thornton's ongoing compensation arrangement pursuant to the terms of her offer of employment provides for an annual base salary of not less than $540,000. If Ms. Thornton's employment is terminated by the Company other than for cause, she will receive severance and continuation of benefits, including:
(1) for any such termination occurring after the first anniversary of her hire date but prior to the second anniversary of her hire date, a lump sum payment equal to two times the sum of her base salary and target bonus as well as continued vesting of stock options and restricted stock and continued participation in the Company's welfare benefit plans, fringe benefits and employee perquisites for a period of two years (which shall be concurrent with any health care continuation benefits under COBRA); and (2) for any such termination occurring after the second anniversary of her hire date, a lump sum payment equal to one times the sum of her base salary and target bonus as well as continued vesting of stock options and restricted stock and continued participation in the benefits described in (1) above for one year.

CHANGE IN CONTROL AGREEMENTS

In November 2002, the Company entered into change-in-control ("CIC") agreements with Messrs. Lynch, Cefalo, and Stablein, and Ms. Thornton (the "Covered Officers") to provide them with stated severance compensation should their employment with the Company be terminated under certain defined circumstances following a CIC. Mr. Johnston is not a participant in this CIC program, as he has been provided protection in the event of a CIC pursuant to his employment agreement, which is described above.

The agreements covering the four Covered Officers have a term of approximately three years and three months, with each agreement expiring on December 31, 2005. However, beginning on January 1, 2004 and each January 1st thereafter, the term of the agreement will automatically be extended for an additional year unless the Company or the Covered Officer gives notice by September 30th of the preceding year that it does not wish to extend the agreement. In the event that a CIC occurs during the term of the agreement, the agreement provides for a two-year protection period (referred to as the severance period) during which the Covered Officer is protected from an involuntary termination (other than for cause) or termination for Good Reason.

The agreements covering the four Covered Officers are considered to be "double trigger" arrangements wherein the payment of severance compensation is predicated upon the occurrence of two triggering events: (1) the occurrence of a CIC as defined in the agreement; and (2) the involuntary termination of the Covered Officer (other than for cause) or the Covered Officer's termination of employment with the Company for Good Reason as defined in the agreements.

                                     ------

In the event that a Covered Officer is involuntarily terminated (other than for cause) or elects to terminate for Good Reason within the two-year severance period following a CIC, he or she will be entitled to receive the following severance compensation: (1) three times current base salary and current target bonus opportunity, payable in lump sum; (2) a tax gross-up payment to make the Covered Officer whole for any excise taxes incurred due to Section 280G of the Internal Revenue Code; (3) the continuation of all health benefits and ERISA welfare benefits, or reasonably equivalent benefits, for thirty-six (36) months following the date of termination; (4) the payment of a pro rata portion of the target annual incentive award for the year in which the Covered Officer's employment terminates; (5) outplacement services (up to $50,000); and (6) relocation expenses (up to $100,000) if the Covered Officer relocated at the request of the Company within five years of the termination date. In consideration for the severance protection afforded by the CIC agreements, the Covered Officers have agreed to non-compete and non-solicitation provisions for the term of the agreements and for one year following the date of termination of employment.

--------------------------------------------------------------------------------
RETIREMENT BENEFITS
--------------------------------------------------------------------------------

The Company adopted a 401(k) defined contribution plan, Albertsons Savings & Retirement Estates ("ASRE"), effective September 26, 1999, which is the Company's primary retirement plan. To offset the loss of retirement benefits associated with tax law limitations, the Company also adopted the nonqualified ASRE Makeup Plan on September 26, 1999. Benefits are provided under the ASRE Makeup Plan for key employees equal to those that would otherwise be lost by such qualified plan limitations. The contributions made by the executive officers listed in the Summary Compensation Table to ASRE and the contributions made by the Company to ASRE and the ASRE Makeup Plan are included in the figures in the Summary Compensation Table.

--------------------------------------------------------------------------------
MANAGEMENT DEVELOPMENT/COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

The Management Development/Compensation Committee of the Board of Directors (the "Committee") is comprised solely of directors who are not current or former employees of the Company. The Committee is responsible for establishing the compensation policy and administering the compensation programs for the Company's executive officers and other key employees. The Committee periodically engages independent compensation consultants to assist it in this process. In carrying out its duties, the Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that

                                     ------

                                                               [LOGO] ALBERTSONS

such compliance in given circumstances would not be in the best interests of the Company and its shareholders.

COMPENSATION PHILOSOPHY

The compensation program for executive officers is designed to attract, motivate and retain talented executives who will strive to attain the Company's strategic and financial objectives, and thereby increase shareholder value. The principal elements of the program consist of base salary, short-term incentives under the annual incentive plan and long-term incentives in the form of stock option and deferrable restricted stock unit awards. In general, the Company's philosophy is to position the aggregate of these elements at a level which is at or near the 50th percentile of other major grocery chain and retail companies in the Fortune
100. However, the Company's compensation philosophy embraces the provision of annual and long-term incentive compensation plans that are tied to financial metrics that drive shareholder value. Consequently, should the Company's performance warrant, these incentive compensation plans may result in an executive's total compensation being above the 50th percentile of the comparator group.

In late 2002, the Company studied the competitiveness of its executive compensation program in relation to other Fortune 100 grocery chain and retail companies. At the conclusion of this study, it was determined that the total compensation opportunities of the Company's executive officers trailed the marketplace, and that the principal shortfall in compensation was attributed to less-than competitive long-term incentive opportunities. Consequently, the Company, in consultation with an outside executive compensation consultant, advised the Committee regarding strategies to adjust the overall competitiveness of the Company's executive compensation program. The Company has decided to introduce a new cash-based three-year incentive compensation plan for the Company's officers, tied to long-term growth in earnings per share and return on invested capital (ROIC). This plan has been submitted for shareholder approval with this proxy statement.

BASE SALARY

The Committee annually reviews base salaries for the Company's executive officers, including the Covered Officers. Generally speaking, the Committee targets base salaries at or near the 50th percentile of the competitive marketplace for large comparator grocery chain companies and retailers included in the Fortune 100. The Company obtains competitive data for analysis of Company salary levels from published surveys presented by major compensation consulting firms and from proxy statements of selected comparator companies.

                                     ------

The Company reviews the base salaries of executive officers at the beginning of each fiscal year. The Chief Executive Officer recommends base salary adjustments to the Committee for their review, with increases in salary predicated upon the executive's individual performance, the performance of the Company and/or the respective business unit or division, and the executive's scope and level of responsibility. The Committee performs its own evaluation of the Chief Executive Officer's performance annually, and this evaluation is the basis upon which any salary adjustments for the Chief Executive Officer are made.

ANNUAL INCENTIVE

The Chief Executive Officer and the four Covered Officers are eligible to receive incentive awards under the Albertson's, Inc. Executive Officers' Annual Incentive Compensation Plan. No annual bonuses under this plan may be paid to plan participants unless the Company has positive "consolidated earnings" (as defined in the plan) for the applicable bonus year. The maximum amount of bonuses that may be paid for any bonus year to all plan participants in the aggregate is an amount equal to 1.0% of consolidated earnings, which constitutes the Annual Pool for such year. The maximum annual bonus that may be payable under the plan to the Chief Executive Officer, each of the next two most highly compensated participants and each of the other two participants is limited to 30%, 20% and 15%, respectively of the Annual Pool for the applicable bonus year. The Committee has negative discretion to reduce the amount of, or to eliminate, any bonus that would otherwise be payable under the plan. In exercising this discretion, the Committee may utilize performance factors similar to those discussed in the next paragraph, subjective criteria or such other criteria as the Committee may deem appropriate. For fiscal year 2002, the Company had $1,376,983,000 of consolidated earnings. Pursuant to its discretion under the plan, taking into account the Company's earnings per share, total sales and ROIC, the Committee awarded reduced bonuses to Mr. Johnston, Mr. Lynch, Mr. Cefalo, Mr. Stablein and Ms. Thornton of $644,644; $301,175; $142,046; $153,799;
and $178,384, respectively.

Executive officers of the Company other than the Chief Executive Officer and the four Covered Officers are eligible to receive incentive awards under the Albertson's Inc. Corporate Incentive Plan. Threshold levels of performance goals must be attained before any bonuses are payable under the plan. For fiscal year 2002, these performance goals were based on sales, earnings per share and ROIC and provided for actual awards for executive officer participants ranging from 22.09% to 33.88% of base salary.

                                     ------

                                                               [LOGO] ALBERTSONS

LONG-TERM INCENTIVES

The Company's long-term incentive program consists of annual grants of nonqualified stock option awards and periodic grants of deferrable restricted stock unit awards. Stock option awards are generally considered annually towards the end of the fiscal year, and are based on pre-established grant guidelines with award size further adjusted for individual performance and potential. Awards granted to executive officers have a 10-year exercise period and vest on a ratable basis on each of the first five anniversaries of the date of grant.

Deferrable restricted stock unit awards are granted on a highly selective basis to key executives and employees in connection with promotions and for recruitment and retention purposes. These awards pay cash dividend equivalents on a quarterly basis and generally vest over a period of 3 to 5 years. Some awards are automatically deferred until retirement or separation from the Company. During fiscal year 2002, deferrable restricted stock unit awards were granted to a number of executive officers in addition to the Chief Executive Officer and each of the Covered Officers.

CHIEF EXECUTIVE OFFICER

For fiscal year 2002, Mr. Johnston's base salary was adjusted to reflect his performance in executing the annual business plan, pursuing several initiatives, including executing a major restructuring plan of the company, restructuring the Leadership Team, developing new strategic and operational plans, and other factors. Mr. Johnston's annual incentive award was determined in the manner described above under "Annual Incentive." Mr. Johnston's long-term incentive opportunity was granted in December 2002 based on competitive grant guidelines established by the Committee and the Committee's assessment of Mr. Johnston's overall performance during 2002.

MANAGEMENT DEVELOPMENT/COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

A. Gary Ames,            Paul I. Corddry
  Chairman               Bonnie G. Hill
Pamela G. Bailey         Beatriz Rivera



                                     ------

--------------------------------------------------------------------------------
PERFORMANCE GRAPH
--------------------------------------------------------------------------------

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                      AMONG ALBERTSONS, THE S & P 500 INDEX
                         AND THE S & P FOOD RETAIL INDEX








                              [PERFORMANCE GRAPH]









                                    Cumulative Total Return
                     --------------------------------------------------------
                        1/98      1/99    1/00     1/01     1/02     1/03

ALBERTSONS, INC.       100.00    129.39   65.79    62.82    65.33    50.26
S&P 500                100.00    132.49  146.20   144.88   121.49    93.52
S&P FOOD RETAIL        100.00    135.53   78.87    96.29    82.17    56.92

--------------------------------------------------------------------------------
* $100 invested on 1/31/98 in stock or index, including reinvestment of dividends. Fiscal year ending January 31.

                                     ------
                                       32

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
Audit/Finance Committee Report
--------------------------------------------------------------------------------

The Audit/Finance Committee of the Board of Directors (the "Committee") is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of its internal and independent auditors. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors. The Committee is composed of six non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each Committee member is independent as defined by current New York Stock Exchange listing standards. The Company's Board of Directors has determined that several of the members of the Audit/Finance Committee appear to meet the tests set forth for designation as an "audit committee financial expert."

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company's independent auditors are responsible for auditing those financial statements. The Committee's responsibility is to monitor and review these processes. However, Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, except to the extent that one or more of them may be determined to be an "audit committee financial expert," including with respect to auditor independence. The Committee relies, without independent verification, on the information provided and on the representations made by management and the internal and independent auditors.

In this context, the Committee held seven meetings during the 2002 fiscal year. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, the internal auditors and the Company's independent auditors, Deloitte & Touche LLP. The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their audits and their evaluations of the Company's internal controls.

The Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended January 30, 2003 with management, internal auditors and Deloitte & Touche. The Committee has also discussed with representatives of the Company's Disclosure Committee, which is composed of members of management, internal

                                     ------
                                       33
auditors and in-house legal staff, the processes supporting the Chief Executive Officer's and Chief Financial Officer's delivery of the certifications required by the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules. The Company's Chief Executive Officer, Chief Financial Officer and principal accounting officer are subject to a Code of Ethics adopted by the Company.

The Committee also discussed with the independent auditors matters required to be discussed with audit committees under auditing standards generally accepted in the United States of America, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors their independence from the Company. When considering Deloitte & Touche's independence, the Committee considered whether Deloitte & Touche's provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining auditor independence.

Based on our review and these meetings, discussions and reports, and subject to the limitations on the Committee's role and responsibilities referred to above and in the Audit/Finance Committee Charter, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended January 30, 2003 be included in the Company's Annual Report on Form 10-K. The Committee has also recommended the selection of the Company's independent auditors, and, based on this recommendation, the Board has selected Deloitte & Touche as the Company's independent auditors for the fiscal year ending January 29, 2004, subject to shareholder ratification.

AUDIT/FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Henry I. Bryant,            Teresa Beck
  Chairman                  Jon C. Madonna*
Cecil D. Andrus             Will M. Storey
Pamela G. Bailey

*    Did not serve on the Committee during fiscal year 2002

                                     ------

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(PROPOSAL 2)
--------------------------------------------------------------------------------

As recommended by the Audit/Finance Committee, the Board of Directors has reappointed Deloitte & Touche LLP ("Deloitte") as independent auditors for fiscal year 2003. As independent auditors, Deloitte will audit the books, records and accounts of Albertsons and its subsidiaries. The Board asks that the shareholders ratify this appointment.

Deloitte's services to be performed for fiscal year 2003 include:

     o    Audit of annual financial statements,

     o    Limited review of quarterly financial information, and

     o Consultations in connection with various financial reporting, accounting and income tax matters.

The fees billed by Deloitte for services rendered during fiscal year 2002 and fiscal year 2001 were as follows:

     o AUDIT FEES. The aggregate fees for professional services rendered by Deloitte in connection with their audit of our consolidated financial statements included in our Annual Report on Form 10-K and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q were approximately $2.0 million for fiscal year 2002 and $1.6 million for fiscal year 2001.

     o FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no professional services rendered by Deloitte relating to financial information systems design and implementation in fiscal year 2002 or fiscal year 2001.

     o ALL OTHER FEES. The aggregate fees for all other services rendered by Deloitte were approximately $1.2 million in fiscal year 2002 and $9.2 million in fiscal year 2001 and can be sub-categorized as follows:

          ATTESTATION AND AUDIT RELATED FEES. The fees for attestation services rendered for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans and consultation on accounting standards or transactions were approximately $.2 million in fiscal year 2002 and $.2 million in fiscal 2001.

          OTHER FEES. The aggregate fees for all other services rendered by Deloitte totaled approximately $1 million in fiscal year 2002 and $9.0 million in fiscal year 2001 and included the following:

          -- Fees related to tax planning and compliance services were approximately $.25 million in 2002 and $.9 million in 2001.

                                     ------

          -- Fees related to actuarial services were approximately $.05 million in fiscal year 2002 and $.4 million in fiscal year 2001.

          -- Fees related to projects performed by Deloitte Consulting were approximately $.7 million in 2002 and were completed in the first part of fiscal year 2002. These strategic planning services consisted primarily of the completion of a project designed to convert the Company's distribution centers from a "profit center" methodology to one based on "break even," as it relates to management reporting and assistance in defining the annual plan and long-range strategy for changing the Information Technology organization. These fees were approximately $7.7 million in 2001 and consisted primarily of strategic planning services in connection with the distribution center project described above.

Representatives of Deloitte will attend the Annual Meeting of Shareholders. They will have an opportunity to make a statement, if they desire to do so. They also will be available to respond to appropriate questions.

It would be difficult and expensive to change auditors in the middle of a fiscal year. If the shareholders do not ratify the appointment of Deloitte, the Board of Directors likely would allow the appointment to stand for fiscal year 2003 and the Audit/Finance Committee would recommend a different firm of auditors for the following year.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITORS.









                                     ------

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
APPROVAL OF THE LONG-TERM INCENTIVE PLAN
(PROPOSAL 3)
--------------------------------------------------------------------------------

The Board unanimously recommends that the shareholders approve the Albertsons Long-term Incentive Plan (the "Plan") to establish a long-term performance-based plan for executives or other key employees that provides long-term cash incentive opportunities linked directly to specific long-term performance measures. The Plan is intended to preserve the tax deductibility of Albertsons compensation expenses.

The Plan has been adopted as of February 1, 2003 and will become effective upon approval by the shareholders. If such approval by shareholders is not obtained, the Plan will not become effective.

A copy of the Plan is set forth in Attachment A to this Proxy Statement and is incorporated herein by reference. The following is a summary of the provisions of the Plan. Such summary is qualified in its entirety by reference to the text of the Plan. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Plan.

ELIGIBILITY. The Plan will apply to executives or other key employees selected to participate in the Plan, including covered employees within the meaning of
Section 162(m) of the Code, totaling approximately two hundred employees.

PURPOSE. Payments under the Plan are intended to qualify as performance-based compensation that is exempted from the limitation on deductions imposed by
Section 162(m) of the Code. The Plan has been designed by the Management Development/Compensation Committee (the "Committee") to meet these criteria.

AWARDS UNDER THE PLAN. The Plan establishes various performance measures that may be used by the Committee in setting Long-term Incentive Compensation Awards. The maximum incentive compensation award that can be paid to an individual Participant with respect to any Award Period is $10 million.

The Committee reserves the right to exercise negative discretion to reduce the amount of, or to eliminate, an award that would otherwise be payable. The Committee would exercise this discretion within the above maximum in determining the amount of individual awards, and, in doing so, may utilize performance factors similar to those set forth in the Plan, subjective criteria or such other criteria as the Committee deems appropriate.

Since the Plan is new for the 2003 fiscal year, no determination can be made as to what amounts would have been awarded to each Covered Employee had the Plan been in effect for the 2002 fiscal year.

                                     ------

PERFORMANCE MEASURES. Payment of Long-term Incentive Compensation Awards is conditioned on the attainment of performance measures as established by the Committee. Performance Measures applicable to Award Periods for Covered Employees (as defined in the Plan) must be limited to criteria and objectives related to: (1) the consolidated performance of the Company or the performance of one or more of its subsidiaries or divisions, where (2) performance is determined solely by reference to levels of and/or growth in one or more of the following business criteria as measured over the Award Period: (i) total shareholder return, including its components of stock price appreciation, dividends and/or dividend yield; (ii) return on assets, equity, invested capital, cash flow, investment, or sales; (iii) sales including food items, non-food items, or private label sales; (iv) pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax, and net income; (v) cash flow and cash flow return on investment;
(vi) economic profit and/or cost of capital; (vii) turnover of assets, capital, or inventory; (viii) levels of operating expense or other expense items as reported on the income statement, including operating and maintenance expense;
(ix) measures of customer satisfaction and customer service as surveyed from time to time, including the relative improvement therein; or (x) market share.

FORM AND PAYMENT OF AWARDS. All Long-term Incentive Compensation Awards will be paid in cash.

ADMINISTRATION. The Plan is administered by the Committee, which is composed of independent directors who are not eligible to participate in the Plan.

AMENDMENT. The Board of Directors or the Committee may amend or terminate the Plan at any time. However, no amendment shall (1) (a) change the maximum Long-term Incentive Compensation Award of a Covered Employee; (b) change the definition of Covered Employee or (c) change the enumerated Performance Measures, without, in each case, the consent of the Company's shareholders; or
(2) operate to annul, without the consent of the Participant, a Long-term Incentive Compensation Award already made under the Plan.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3 TO APPROVE THE LONG-TERM INCENTIVE PLAN.

                                     ------

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSAL
(PROPOSAL 4)
--------------------------------------------------------------------------------

Gerald R. Armstrong, the holder of 1,914 shares of the Company's common stock, whose address is 910 Fifteenth Street, No. 754, Denver, Colorado 80202-2984, has notified the Company that he intends to present the following resolution at the Annual Meeting. The Board of Directors and the Company accept no responsibility for the proposed resolution and supporting statement. As required by federal regulations, the resolution and supporting statement are printed below.

SHAREHOLDER RESOLUTION:

That the shareholders of ALBERTSON'S, INC. request the Board of Directors to take the steps necessary in the voting on any matter by shareholders, a simple majority of the shares outstanding shall cause that matter to be binding.

SHAREHOLDER SUPPORTING STATEMENT:

In past annual meetings, more than 50% of the shares were voted to replace three-year terms for directors with one-year terms. However, this has not been enacted as ALBERTSON'S has a requirement for the super-majority requiring 80% of the shares.

The SUPER-MAJORITY provision was enacted in the 1985 annual meeting --following the model of Morrison Knudsen, also of Boise -- despite the objections of the proponent and the absence of confidential voting. Also, the 1980's were very good years for Albertson's -- unlike recent years.

The INVESTOR RESPONSIBILITY RESEARCH CENTER has reported that proposals such as this have received APPROVAL from shareholders at many major corporations.

The bi-partisan National Conference of State Legislatures has urged states to ban super-majority rules like the rule now in place.

Most professionally managed funds, including those holding substantial amounts of ALBERTSON'S shares have stated that super-majority rules are not in the best interests of shareholders.

The proxy statement for last year's annual meeting of THE HOME DEPOT in supporting the repeal of its super-majority provision states:

"the super-majority vote requirement can make it more difficult to acquire a company and may discourage transactions that stockholders may view as beneficial. After careful consideration, the Company has concluded that it is in the best interests of our stockholders to remove the provision..."

                                     ------

A director of ALBERTSON'S, Bonnie G. Hill, an expert in corporate governance, also serves on the board of The Home Depot and should bring good governance practices to ALBERTSON'S, and its shareholders.

The Wall Street Journal (June 19, 2000) reported a survey by the International consultancy of McKinsey & Co. shows that institutional investors would pay an 18% premium for good corporate governance and its spokesman warned that those that fail to reform will be at a competitive disadvantage in attracting capital to finance growth.

To help increase our shareholder value, please vote "FOR" this proposal.

--------------------------------------------------------------------------------
BOARD OF DIRECTORS' STATEMENT IN OPPOSITION
--------------------------------------------------------------------------------

Your Board of Directors recommends a vote AGAINST Proposal 4 for the following reasons:

The proposal's accompanying statement instructs shareholders to vote for this proposal to "help increase our shareholder value." The Board believes that this statement is both misleading and inaccurate. The elimination of supermajority voting requirements should not be equated with increased shareholder value. Rather, the Board believes that eliminating the supermajority voting requirements imposed by traditional corporate takeover defenses may actually result in diminished value for shareholders in the event of an unsolicited takeover bid. This is primarily because an acquired company's board of directors is not given a full and fair opportunity to negotiate on behalf of the company's shareholders in a typical hostile takeover situation.

The Company has adopted various traditional takeover defenses. These include, among others, the election of a staggered or "classified" board of directors, a shareholder rights plan and a special charter provision designed to address certain types of business combinations and interested shareholder transactions. The affirmative vote of at least seventy-five (75%) or eighty percent (80%), as the case may be, of the capital stock of the Company entitled to vote generally in the election of the Company's board of directors is required to modify certain of these takeover defenses (with limited exceptions). These takeover defenses, in the Board's view, have been designed to help the Company achieve an important goal in the event of a corporate takeover attempt: to require a prospective acquirer to negotiate directly and at arms' length with the Board, thus giving the Board an opportunity to seek to maximize value for the Company's shareholders. The Board believes that the Company's shareholders would find this preferable to allowing a hostile acquirer (or possibly one or more large shareholders) to acquire control of the Company through hostile or potentially abusive tactics and without permitting the Board an opportunity to negotiate a fair and

                                     ------

                                                               [LOGO] ALBERTSONS

adequate price for the Company's shareholders. The Board further believes that eliminating the supermajority voting requirements associated with these takeover defenses would reduce its ability to address and respond to an unsolicited takeover bid in a manner consistent with the best interests of the Company's shareholders.

In considering any takeover effort or other significant development concerning the Company, your Board understands that its duty is to protect the interests of all of the shareholders. The Board intends to continue to discharge that duty to its utmost ability and knows that it may not utilize the various defensive devices available to it to resist any action that is in the best interests of all of the shareholders.

The Board further believes that the proposal, if implemented, would make it more difficult to obtain affirmative votes on matters typically brought before shareholder meetings. This is because the affirmative vote of a majority of the outstanding shares would be required rather than the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Thus, the implementation of the proposal could make the voting process less efficient.

FOR THE FOREGOING REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS NOT IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 4.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSAL
(PROPOSAL 5)
--------------------------------------------------------------------------------

United Association S&P 500 Index Fund, the holder of 29,162 shares of the Company's common stock, whose address is PMB 606, 303 16th Street, Suite 016, Denver, Colorado 80202-5657, intends to present the following resolution at the Annual Meeting. The Board of Directors and the Company accept no responsibility for the proposed resolution and supporting statement. As required by federal regulations, the resolution and supporting statement are printed below.

SHAREHOLDER RESOLUTION:

RESOLVED: The shareholders of Albertsons ("Company") urge the Board of Directors to amend the Company's by laws, effective upon the expiration of the current employment contract between the Company and its current Chairman, to require that an independent director -- as defined by the rules of the New York Stock Exchange ("NYSE") -- who has not served as an officer of the Company be its Chairman of the Board of Directors.

                                     ------

SHAREHOLDER SUPPORTING STATEMENT:

The recent wave of corporate scandals at such companies as Enron, WorldCom and Tyco has resulted in renewed emphasis on the importance of independent directors. For example, both the NYSE and the NASDAQ have proposed new rules that would require corporations that wish to be traded on them to have a majority of independent directors.

Unfortunately, having a majority of independent directors alone is clearly not enough to prevent the type of scandals that have afflicted Enron, WorldCom and Tyco. All of these corporations had a majority of independent directors on their boards when the scandals occurred.

All of these corporations also had a Chairman of the Board who was also an insider, usually the Chief Executive Officer ("CEO"), or a former CEO, or some other officer. Obviously, no matter how many independent directors there are on a board, that board is less likely to protect shareholder interests by providing independent oversight of the officers if the Chairman of that board is also the CEO, former CEO or some other officer of the company.

We respectfully urge the board of our Company to dramatically change its corporate governance structure and the public's perception of it by having an independent director serve as its Chairman who is not a former CEO or some other officer of the company.

Although this change would be dramatic, it would hardly be radical. In the United Kingdom it is common to separate the offices of Chairman and CEO. In 1996, a blue ribbon commission on Director Professionalism of the National Association of Corporate Directors recommended that an independent director should be charged with "organizing the board's evaluation of the CEO and providing continuous ongoing feedback; chairing executive sessions of the board; setting the agenda with the CEO, and leading the board in anticipating and responding to crises."

--------------------------------------------------------------------------------
BOARD OF DIRECTORS' STATEMENT IN OPPOSITION
--------------------------------------------------------------------------------

Your Board of Directors recommends a vote AGAINST Proposal 5 for the following reasons:

The Board believes that the Company already has in place a system that accomplishes the goal of the proposal, which is to insure significant independent oversight of the management of the Company. In addition to having a majority of independent directors on the Board, the independent members of the Board of Directors meet frequently without members of management present. In the Corporate Governance Guidelines adopted as of March 15, 2001, the Board officially designated the Chairman of the Independent Directors Committee as the Lead Director of the Board. The

                                     ------

                                                               [LOGO] ALBERTSONS

Lead Director performs several important functions including the coordination of the activities of the independent directors, providing input on agendas for Board and committee meetings, and facilitating communications between the Chairman of the Board and the other members of the Board of Directors.

The Board continues to consider recent developments in key areas of corporate governance, including director independence, and continues to believe that the Company is well-served by having one individual, Mr. Johnston, serve as both Chief Executive Officer and Chairman. As both director and officer, Mr. Johnston fulfills a valuable leadership role and, in the Board's opinion, is more readily able to provide insight and direction on important strategic initiatives impacting the Company and its shareholders. The Board notes that, in recent months, there have been significant developments in, and key legislation impacting, several areas of domestic corporate governance practice, including, among others, the Sarbanes-Oxley Act of 2002, recently-promulgated U.S. Securities and Exchange Commission regulations and certain currently-pending listing standards of the New York Stock Exchange. The Board continues to believe the long-standing practice of having one individual serve as both Chief Executive Officer and Chairman is consistent with this legislation and with applicable state law, which imposes important fiduciary duties on all directors of the Company, including Mr. Johnston, and obligates these directors to serve the Company in the best interest of its shareholders.

The Board believes having one individual serve as both Chief Executive Officer and Chairman is consistent with recent developments in corporate governance matters and provides significant advantages. The designation of a Lead Director is the best way to provide the independent oversight called for by the proposal.

Although the Board will continue to review and consider further developments appearing in the corporate governance landscape, the Board urges the Company's shareholders to concur in its view that this proposal, which seeks to prevent any individual that serves as an officer of the Company from concurrently serving as Chairman of the Board, is not in the best interests of the Company or its shareholders.

FOR THE FOREGOING REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS NOT IN THE BEST INTEREST OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 5.

                                     ------

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSAL
(PROPOSAL 6)
--------------------------------------------------------------------------------

The Trust for the International Brotherhood of Electrical Workers' Pension Benefit Fund, the holder of 18,412 shares of the Company's common stock, whose address is 1125 15th Street N.W., Washington, DC 20005, has notified the Company that it intends to present the following resolution at the Annual Meeting. The Board of Directors and the Company accept no responsibility for the proposed resolution and supporting statement. As required by federal regulations, the resolution and supporting statement are printed below.

SHAREHOLDER RESOLUTION:

Resolved, that the shareholders of Albertsons ("Company") hereby request that the Company's Board of Directors establish a policy of expensing in the Company's annual income statement the costs of all future stock options issued by the Company.

SHAREHOLDER SUPPORTING STATEMENT:

Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Most companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company's operational earnings.

Stock options are an important component of our Company's executive compensation program. Options have replaced salary and bonuses as the most significant element of executive pay packages at numerous companies. The lack of option expensing can promote excessive use of options in a company's compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.

A recent report issued by Standard & Poor's indicated that the expensing of stock option grant costs would have lowered operational earnings at companies by as much as 10%. "The failure to expense stock option grants has introduced a significant distortion in reported earnings," stated Federal Reserve Board Chairman Alan Greenspan. "Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company's worth." Globe and Mail, "Expensing Options Is a Bandwagon Worth Joining," Aug. 16, 2002.

                                     ------

                                                               [LOGO] ALBERTSONS

Warren Buffett wrote in a NEW YORK TIMES Op-Ed piece on July 24, 2002:

          There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it's justified.

          For many years, I've had little confidence in the earnings numbers reported by most corporations. I'm not talking about Enron and WorldCom -- examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings...

          Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a charge against their earnings. Without blushing, almost all C.E.O.'s have told their shareholders that options are cost-free...

          When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don't belong in the earnings statement, where in the world do they belong?

Many companies have responded to investors' concerns about their failure to expense stock options. In recent months, more than 100 companies, including such prominent ones as Coca Cola, Washington Post, and General Electric, have decided to expense stock options in order to provide their shareholders more accurate financial statements. Our company has yet to act. We urge your support.

--------------------------------------------------------------------------------
BOARD OF DIRECTORS' STATEMENT IN OPPOSITION
--------------------------------------------------------------------------------

Your Board of Directors recommends a vote AGAINST Proposal 6 for the following reasons:

The Board agrees with the view that providing the shareholders of the Company with an accurate presentation of operational earnings is an important goal. The Board believes, however, that it is premature for the Company's shareholders to adopt this proposal and seek to implement its recommended changes at this time. Under applicable law, there is no mandatory requirement that the Company recognize an expense for stock options in its income statement. The Company, however, currently reflects the impact of stock options in an appropriate manner and in accordance with Generally Accepted Accounting Principles in the Company's financial statements and accompanying footnote disclosures. The Company, for example, is already required to calculate earnings per share on a diluted basis and to assume the exercise of all in-the-money options.


                                     ------

Whether a company must expense its stock option grants is currently the subject of widespread debate among various financial market commentators and, more importantly, certain corporate securities and accounting regulatory authorities, including, among others, the U.S. Securities and Exchange Commission, the International Accounting Standards Board and the Financial Accounting Standards Board. As the Board believes that it would be inappropriate to attempt to predict a dispositive resolution of this matter, the Board urges the Company's shareholders to wait until some consensus is achieved among these authorities concerning this important issue of expensing stock option grants. Although the Board believes it presently would not be in the best interests of the Company or its shareholders to modify the Company's current accounting and financial reporting practices, the Board confirms that the Company has adopted, and intends to continue, a longstanding policy of full compliance with applicable securities and accounting regulations. This policy would, of course, include full compliance with any future regulations that modify Generally Accepted Accounting Principles or that would otherwise govern the expensing of stock options.

The Board further believes that reflecting a charge based on the fair market value of stock option grants in the Company's income statement, absent appropriate uniform rules on how such option value should be measured and reflected, would increase the difficulty of making an objective comparison between the Company's income statement and the income statements of other similarly-situated companies. Accordingly, the Board encourages the shareholders of the Company not to adopt this proposal at this time.

FOR THE FOREGOING REASONS, YOUR BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS NOT IN THE BEST INTEREST OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 6.

--------------------------------------------------------------------------------
OTHER MATTERS
--------------------------------------------------------------------------------

The Company is not aware of any other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, the proxy holders intend to vote the shares they represent as the Board of Directors may recommend.

                                     ------
                                       46

                                                                [LOGO]ALBERTSONS

--------------------------------------------------------------------------------
DEADLINE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS
--------------------------------------------------------------------------------

Proposals by shareholders of the Company that are intended to be presented at the Company's 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Company at the Company's principal executive offices not later than December 31, 2003. In order for a shareholder proposal to be eligible for inclusion in the proxy statement and proxy card for that meeting, the proposing shareholder must:

     o    Submit the proposal to the Company in a timely manner,

     o    Specifically request that it be included, and

     o Satisfy the eligibility and procedural requirements of Rule 14a-8 under the Exchange Act.

In order for shareholder proposals made outside of Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) of the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later than March 18, 2004. The Company's By-Laws require that proposals of shareholders made outside of Rule 14a-8 of the Exchange Act be submitted, in accordance with the requirements of the By-Laws, not later than March 18, 2004 or earlier than February 6, 2004.










                                     ------

                     [This page intentionally left blank.]

                                                               [LOGO] ALBERTSONS

--------------------------------------------------------------------------------
                                  ATTACHMENT A

                                   ALBERTSONS
                            LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------

INTRODUCTION

The Albertsons Long-term Incentive Plan ("Plan") is a long-term incentive plan for eligible employees of Albertsons and its subsidiaries. The Plan is intended to provide cash-based incentive opportunities to executives and other key employees of the Company and its subsidiaries. Plan payments, if any, will be conditioned on attainment of one or more Performance Measures for one or more fiscal years as established by the Committee. It is intended that payments made pursuant to the Plan to Covered Employees will qualify as performance-based compensation that is exempt from the limitation on deductions imposed by Section 162(m), and that the Plan will be construed, applied and administered accordingly.

I.   PURPOSE

The purpose of the Plan is to allow the Company to attract, motivate and retain highly qualified employees; to obtain from each employee the best possible performance; to establish performance goals that support the Company's long-term business strategies; and to provide consistency in and alignment with the Company's approach to performance-based pay and overall executive compensation strategy.

II.  DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

     A. AWARD PERIOD. An award period under the Plan shall be one or more consecutive fiscal years of the Company, not to exceed three fiscal years, as established by the Committee. Nothing in this Plan shall preclude the Committee from establishing an Award Period that commences prior to the termination of one or more other Award Periods.

     B.   BOARD OF DIRECTORS. The Board of Directors of the Company.

     C. CHANGE IN CONTROL. This term shall have the meaning in the Amended and Restated 1995 Stock-Based Incentive Plan or any successor plan thereto.

     D. COMMITTEE. The Management Development/Compensation Committee of the Board of Directors of the Company or any successor thereto.

     E.   COMPANY. Albertson's, Inc., a Delaware corporation.

                                     ------
                                       A-1

     F. COVERED EMPLOYEE. Any Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended, as such section may be amended ("Section 162(m)").

     G.   DEFERRED AWARD. This term is defined in Section VII (A) of the Plan.

     H. DEFERRED COMPENSATION PLAN. The Albertson's, Inc. 2000 Deferred Compensation Plan, as amended.

     I. LONG-TERM INCENTIVE COMPENSATION AWARD. Any cash-based award paid pursuant to the Plan.

     J. PARTICIPANT. An executive or other key employee of the Company or one or more of its subsidiaries, or a person who has agreed to commence serving in any of such capacities, and who is designated to participate in the Plan.

     K.   PERFORMANCE MEASURES. This term is defined in Section V of the Plan.

     L. RETIREMENT. A Participant's voluntary termination of employment with the Company or any of its subsidiaries on or after attainment of age 55.

III. EFFECTIVE DATE

The Plan has been adopted effective as of February 1, 2003; provided, however, that no Long-term Incentive Award will be paid to a Covered Employee under this Plan unless, prior to such payment, the holders of a majority of the shares of common stock of the Company actually voting on the matter approve this Plan at a meeting of the shareholders of the Company.

IV. DETERMINATION OF AMOUNTS OF AND ELIGIBILITY FOR LONG-TERM INCENTIVE COMPENSATION AWARDS

     A. Participants will be eligible to receive Long-term Incentive Compensation Awards conditioned on achievement of Performance Measure(s) as approved by the Committee.

     B. If the Performance Measures are not achieved, then no Long-term Incentive Compensation Awards will be paid to Covered Employees pursuant to the Plan. If the Performance Measures are achieved, then Long-term Incentive Compensation Awards will be paid in amounts at levels determined by the Committee pursuant to the Plan. The maximum Long-term Incentive Compensation Award that can be paid to a Covered Employee with respect to any Award Period is $10 million.

     C. Long-term Incentive Compensation Awards may be paid following the end of the Award Period to which they relate; provided, however, that no Long-term Incentive Compensation Awards shall be paid to Covered Employees prior to the certification in writing by the Committee that the Performance Measures have been achieved for the relevant Award Period.

                                     ------

                                                               [LOGO] ALBERTSONS

     D. The Committee will determine the final amounts of Long-term Incentive Compensation Awards to Participants. The Committee may exercise negative discretion to reduce the amount of, or eliminate, a Long-term Incentive Compensation Award that otherwise would be payable. Such determinations, except in the case of the Long-term Incentive Compensation Award for the Chief Executive Officer, shall be made after considering the recommendations of the Chief Executive Officer and such other matters as the Committee shall deem relevant. Such determination in the case of the Long-term Incentive Compensation Award for the Chief Executive Officer shall be made by the Committee.

     E. A Participant who is designated to participate in the Plan effective after the beginning of a particular Award Period will participate on a prorated basis in all Award Periods that have not ended as of such effective time and will receive Long-term Incentive Compensation Awards prorated on the basis of the ratio of the number of weeks of actual participation during each such Award Period to the aggregate number of weeks in each such Award Period. Such prorated Long-term Incentive Awards will be paid on the dates that all other Participants are paid such awards.

V.   PERFORMANCE MEASURES

     A. Payment of Long-term Incentive Compensation Awards is conditioned on the attainment of Performance Measures as established by the Committee. Performance Measures applicable to Award Periods for Covered Employees must be established in writing no later than ninety
          (90) days after the beginning of an Award Period and must be limited to criteria and objectives related to:

          (1) The consolidated performance of the Company or the performance of one or more of its subsidiaries or divisions, where performance is determined as set forth in (2) below.

          (2) Performance shall be determined solely by reference to levels of and/or growth in one or more of the following business criteria as measured over the Award Period:

               (i) Total shareholder return, including its components of stock price appreciation, dividends and/or dividend yield;

               (ii) Return on assets, equity, invested capital, cash flow, investment, or sales;

               (iii) Sales, including food items, non-food items, or private label sales;

                                     ------

               (iv) Pre-tax or after-tax profit levels, including: earnings per share; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profits after tax, and net income;

               (v)     Cash flow and cash flow return on investment;

               (vi)    Economic profit and/or cost of capital;

               (vii)   Turnover of assets, capital, or inventory;

               (viii) Levels of operating expense or other expense items as reported on the income statement, including operating and maintenance expense;

               (ix) Measures of customer satisfaction and customer service as surveyed from time to time, including the relative improvement therein; or

               (x)     Market share.

     B. Further, in establishing Performance Measures for Participants, the Committee may include or exclude the impact of specified objective events, including any of the following except where the action would result in the loss of an otherwise available exemption under Section 162(m): expenses as a result of restructuring or productivity initiatives, non-operating items; acquisition expenses; and any other items of gain, loss or expense that are determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or to a change of accounting principles.

     C. The Committee may impose additional Performance Measures that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants, except in the case where the action would result in the loss of an otherwise available exemption under
Section 162(m), if it determines that the Performance Measures have become unsuitable as a result of certain events.

VI. FORM OF LONG-TERM INCENTIVE COMPENSATION AWARDS LONG-TERM INCENTIVE COMPENSATION AWARDS SHALL BE PAID IN CASH.

VII. PAYMENT OF LONG-TERM INCENTIVE COMPENSATION AWARDS

     A. Long-term Incentive Compensation Awards shall be paid currently, unless the payment is deferred by the Participant pursuant to the Deferred Compensation Plan or unless the Committee shall determine that any Long-term Incentive Compensation Award shall be deferred ("Deferred Awards"). Any Deferred Awards shall be credited to the Participant's account in the Deferred Compensation Plan and shall be subject to the provisions of the Deferred Compensation Plan.

                                     ------

                                                               [LOGO] ALBERTSONS

      B. When a Long-term Incentive Compensation Award is made, the Company shall cause the cash to be paid to the individual to whom the award is made at the time or times specified by the Committee, or, if no time or times are specified, as soon as practicable after the award is made, but in no event later than two and one-half months after the Award Period ends.

VIII. CHANGE IN CONTROL

      In connection with any actual or potential Change in Control, the Committee will take all such actions hereunder as it may determine to be necessary or appropriate to treat Participants equitably hereunder, including without limitation the modification or waiver of applicable Performance Measures, Award Periods or Long-term Incentive Compensation Awards, notwithstanding the terms of any initial Long-term Incentive Compensation Award, and whether to establish or fund a trust or other arrangement intended to secure the payment of such Awards.

IX.   TERMINATION OF SERVICE OR DEMOTION

      A. If a Participant terminates employment with the Company and its subsidiaries before the date prescribed for payment with respect to an Award Period due to death, disability, or Retirement, the Participant's Long-term Incentive Compensation Awards for all Award Periods in effect at the time of such termination of service will be prorated on the basis of the ratio of the number of weeks of participation during each such Award Period to the aggregate number of weeks in each such Award Period. Payment of such prorated Long-term Compensation Awards will occur at the end of the applicable Award Periods on the dates that all other Participants receive payment of such Long-term Compensation Awards.

      B. If a Participant's employment with the Company and its subsidiaries is terminated by the Company or any such subsidiary before the date prescribed for payment with respect to an Award Period for any reason other than for Cause (as defined in subsection E below), the Participant's Long-term Incentive Compensation Award only for the Award Period(s), if any, ending at the end of the fiscal year in which the termination of service occurs will be prorated on the basis of the ratio of the number of weeks of participation during such Award Period to the aggregate number of weeks in such Award Period, unless otherwise determined by the Committee. Payment of the prorated Long-term Incentive Compensation Award will occur at the end of the Award Period on the date that all other Participants receive payment of such Long-term Incentive Compensation Award.

      C. If a Participant is demoted to a position that at the time of such demotion is not eligible to be designated for participation in the Plan before the date prescribed for payment with respect to an Award Period, the Participant's

                                     ------

Long-term Incentive Compensation Award only for the Award Period(s), if any, ending at the end of the fiscal year in which the demotion occurs will be prorated on the basis of the ratio of the number of weeks of participation prior to demotion during such Award Period to the aggregate number of weeks in such Award Period, unless otherwise determined by the Committee. Payment of the prorated Long-term Incentive Compensation Award will occur at the end of the Award Period on the date that all other Participants receive payment of such Long-term Incentive Compensation Award.

     D. Except as otherwise provided in this Section IX, if a Participant's employment with the Company and its subsidiaries is terminated before the date prescribed for payment with respect to an Award Period for any reason or if the Participant voluntarily terminates his or her employment, the Participant will not be entitled to any Long-term Incentive Compensation Award for any such Award Period, unless otherwise determined by the Committee.

     E. For purposes of this Plan, "Cause" means that the Participant shall have: (i) committed an act of fraud, embezzlement or theft in connection with his or her duties or in the course of his or her employment with the Company or of its subsidiaries; (ii) committed intentional wrongful damage to property of the Company or any of its subsidiaries; or (iii) committed intentional wrongful disclosure of secret processes or confidential information of the Company or any of its subsidiaries.

X.   SPECIAL AWARDS AND OTHER PLANS

     A. Nothing contained in the Plan shall prohibit the Company or any of its subsidiaries from granting special performance or recognition awards, under such conditions and in such form and manner as it sees fit, to employees (including Participants) for meritorious service of any nature.

     B. In addition, nothing contained in the Plan shall prohibit the Company or any of its subsidiaries from establishing other incentive compensation plans providing for the payment of incentive compensation to employees (including Participants).

XI.  ADMINISTRATION, AMENDMENT AND INTERPRETATION OF THE PLAN

     A. The Board of Directors or the Committee shall have the right to amend the Plan from time to time or to repeal it entirely or to direct the discontinuance of Long-term Incentive Compensation Awards either temporarily or permanently; provided, however, that (i) no amendment of the Plan shall operate to annul, without the consent of the Participant, a Long-term Incentive Compensation Award already made hereunder; and (ii) with respect to Long-term Incentive Compensation Awards for Covered Employees, no amendment to change the maximum Long-term Incentive Compensation Award of a Covered Employee, the definition of Covered Employee, or the

                                     ------

                                                               [LOGO] ALBERTSONS

enumerated Performance Measures shall be effective without approval by the shareholders of the Company. Notwithstanding the foregoing, in the event this Plan is terminated before the last day of an Award Period, Long-term Incentive Compensation Awards payable for such Award Period will be prorated on the basis of the ratio of the number of weeks in such Award Period prior to such termination to the aggregate number of weeks in such Award Period and will be paid only after the end of such Award Period, which will be deemed to continue until the expiration thereof as if this Plan had not been terminated.

     B. This Plan will be administered by the Committee. The decision of the Committee or the Board of Directors with respect to any questions arising in connection with the administration or interpretation of the Plan shall be final, conclusive and binding.

XII. MISCELLANEOUS

     A. All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

     B. All Long-term Incentive Compensation Awards under the Plan are subject to withholding, where applicable, for federal, state and local taxes.

     C. Unless otherwise determined by the Committee, all Long-term Incentive Compensation Awards will be paid from the Company's general assets, and nothing contained in this Plan will require the Company to set aside or hold in trust any funds for the benefit of any Participant, who will have the status of a general unsecured creditor of the Company.

     D. This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any subsidiary, nor will it interfere in any way with any right the Company or any subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

     E. Except as otherwise provided in this Plan, no right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge such right or benefit will be void. No such right or benefit will in any manner be liable for or subject to the debts, liabilities, or torts of a Participant.

     F. If any provision in this Plan is held to be invalid or unenforceable, no other provision of this Plan will be affected thereby.

     G. This Plan will be governed by and construed in accordance with applicable United States federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

                                     ------

--------------------------------------------------------------------------------
                 ALBERTSONS 2003 ANNUAL MEETING OF SHAREHOLDERS
                            9:00 A.M., JUNE 6, 2003
                                    PAVILION
                                 ELDORADO HOTEL
                         309 WEST SAN FRANCISCO STREET
                              SANTA FE, NEW MEXICO
--------------------------------------------------------------------------------

                               ADVANCE REGISTRATION

In order to enhance security for our meetings, an admission card will be required to enter the Albertsons Annual Meeting. Please follow the Advance Registration instructions below and an admission card will be mailed to you. Upon arrival at the Annual Meeting, you will be asked to present your admission card and appropriate picture identification to enter the meeting. Attendance at the Annual Meeting is limited to Albertsons shareholders, members of their immediate family or their named representatives. We reserve the right to limit the number of representatives who may enter the meeting.

     o IF YOUR ALBERTSONS SHARES ARE HELD BY YOU DIRECTLY (OF RECORD) and you plan to attend the Annual Meeting, please follow the Advance Registration instructions on the top portion of your proxy card included with the proxy statement and annual report sent to you by Albertsons.

     o IF YOUR ALBERTSONS SHARES ARE HELD FOR YOU IN A BROKERAGE, BANK OR OTHER INSTITUTIONAL ACCOUNT and you wish to attend the Annual Meeting, please send an Annual Meeting advance registration request containing the information listed below to:

               Albertsons
               Corporate Secretary's Department
               P. O. Box 20
               Boise, Idaho 83726
               Please include the following information:
               --   Your name and complete mailing address
               --   The name(s) of any family member who will accompany you
               --   If you will be naming a representative to attend the meeting on your behalf, the name, address and phone number of that individual
               --   Proof that you own Albertsons stock (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement)

If you have questions regarding admission to the meeting, please call Albertsons Corporate Secretary's Department at 1-208-395-6300.

ATTENDANCE AT ALBERTSONS 2003 ANNUAL MEETING WILL BE LIMITED TO PERSONS PRESENTING AN ADMISSION CARD AND PICTURE IDENTIFICATION. TO OBTAIN AN ADMISSION CARD, PLEASE FOLLOW THE ADVANCE REGISTRATION INSTRUCTIONS ABOVE.


 [LOGO]
ALBERTSONS

250 PARKCENTER BOULEVARD
P.O. BOX 20                                                     VOTE BY INTERNET - www.proxyvote.com
BOISE, ID  83726                                                Use the internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern
                                                                Daylight Time on Thursday, June 5, 2003. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting
                                                                instruction form.
                                                                ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
                                                                If you would like to reduce the costs incurred by Albertsons in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports
                                                                electronically via e-mail or the Internet. To sign up for
                                                                electronic delivery, please follow the instructions above to vote your shares using the Internet and, when prompted
                                                                indicate that you agree to receive or access shareholder
                                                                communications electronically in future years.
                                                                VOTE BY PHONE - 1-800-690-6903
                                                                Use any touch-tone telephone to transmit your voting
                                                                instructions up until 5:00 P.M. Eastern Time on Thursday
                                                                June 5, 2003. Have your proxy card in hand when you call.
                                                                You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.
                                                                VOTE BY MAIL -
                                                                Mark, sign, and date your proxy card and return it in the
                                                                postage-paid envelope we have provided or return it to
                                                                Albertsons, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                                      KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                       THESE INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED
-----------------------------------------------------------------------------------------------------------------------------------

ALBERTSONS

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
  PROPOSALS 1, 2 AND 3.

  1.  ELECTION OF FIVE DIRECTORS TO CLASS II.

      01) A. GARY AMES                                FOR    WITHHOLD   FOR ALL    TO WITHHOLD AUTHORITY TO VOTE, FOR ANY
      02) HENRY I. BRYANT                             ALL      ALL      EXCEPT     NOMINEE MARK "FOR ALL EXCEPT" AND WRITE
      03) PAUL I. CORDDRY                                                          THE NOMINEE'S NAME ON THE LINE BELOW.
      04) JON C. MADONNA                              [ ]      [ ]       [ ]
      05) BEATRIZ RIVERA                                                           ------------------------------------------

                                            FOR   AGAINST  ABSTAIN
  2.  RATIFICATION OF APPOINTMENT OF
      INDEPENDENT AUDITORS.                 [ ]     [ ]      [ ]   THE BOARD OF DIRECTORS RECOMMENDS A
                                                                   VOTE AGAINST PROPOSALS 4, 5 AND 6.       FOR    AGAINST   ABSTAIN
  3.  APPROVAL OF THE LONG-TERM INCENTIVE
      PLAN.                                 [ ]     [ ]      [ ]   4.  SHAREHOLDER PROPOSAL REGARDING       [ ]      [ ]       [ ]
                                                                       SIMPLE MAJORITY VOTE.
THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS
HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES AND SO                 5.  SHAREHOLDER PROPOSAL REGARDING       [ ]      [ ]       [ ]
FORTH, SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNATORY                INDEPENDENT BOARD CHAIRMAN.
IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY A
DULY AUTHORIZED OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN            6.  SHAREHOLDER PROPOSAL REGARDING       [ ]      [ ]       [ ]
IN PARTNERSHIP NAME BY AN AUTHORIZED PARTY. IF SHARES                  STOCK OPTION EXPENSING ACCOUNTING
ARE HELD IN MULTIPLE NAMES,  AT LEAST ONE MUST SIGN AS                 METHODS.
AN AUTHORIZED PARTY.


If you plan to attend the meeting, or if you have any
comments, please mark this box and note on the              [ ]
reverse side.

                                                    YES     NO                                            YES     NO
HOUSEHOLDING ELECTION - Please indicate if you
---------------------
consent to receive certain future investor                       Please indicate if you wish to
communications in a single package per household.   [ ]     [ ]  discontinue receipt of the               [ ]     [ ]
                                                                 Annual Report.

----------------------------------  -------


----------------------------------  -------
Signature [PLEASE SIGN WITHIN BOX]   Date

-----------------------------------------------------------------------------------------------------------------------------------

                                     [LOGO]
                                   ALBERTONS

                         ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, JUNE 6, 2003

                                   9:00 A.M.

                                    PAVILION
                                 ELDORADO HOTEL
                         309 WEST SAN FRANCISCO STREET
                              SANTA FE, NEW MEXICO



                             *FOLD AND DETACH HERE*
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

================================================================================
                                     [LOGO]
PROXY                              ALBERTSONS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALBERTSONS.

The undersigned hereby appoints Lawrence R. Johnston, Peter L. Lynch and Felicia
D. Thornton, and each of them, as proxies for the undersigned, each with full power of substitution, to represent the undersigned, and to vote all shares of Common Stock of Albertson's, Inc. (the "Company") that the undersigned is entitled to vote, in the manner indicated on the reverse side hereof, and with discretionary authority as to any Other Matters that may properly come before the Company's 2003 Annual Meeting of Shareholders to be held on Friday, June 6, 2003, and at any and all adjournments thereof, as set forth under the heading "Other Matters" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxyholders will vote FOR (1) the election of Director Nominees; FOR (2) the ratification of the appointment of the independent auditors; and FOR (3) the approval of the long-term incentive plan and will vote AGAINST Proposals 4, 5 and 6.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREON. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

                                     *****

ATTENDANCE AT ALBERTSONS 2003 ANNUAL MEETING WILL BE LIMITED TO PERSONS PRESENTING AN ADMISSION CARD AND PICTURE INDENTIFICATION.

IF YOU PLAN TO ATTEND THE MEETING, YOU MUST COMPLETE THE ADVANCE REGISTRATION REQUEST SET FORTH BELOW. YOUR ADMISSION CARD WILL BE SENT TO YOU.

NAME AND COMPLETE MAILING ADDRESS:
                                  ----------------------------------------------

--------------------------------------------------------------------------------

NAME(S) OF ANY FAMILY MEMBER(S) WHO WILL ACCOMPANY YOU:
                                                       -------------------------

NAME, ADDRESS AND PHONE NUMBER OF ANY REPRESENTATIVE WHO WILL BE ATTENDING THE MEETING ON YOUR BEHALF:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER COMMENTS:
                     -----------------------------------------------------------

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)
================================================================================